STEIN ROE INSTITUTIONAL FLOATING RATE INCOME FUND

Supplement to Nov. 20, 1998 Prospectus

The distributor of Stein Roe Institutional Floating Rate Income Fund, Liberty Securities Corporation ("Liberty"), is soliciting subscriptions for Fund shares during an initial offering period currently scheduled from Nov. 20, 1998 to the close of business (3:00 p.m., Central time) on Dec. 17, 1998 (the "Subscription Period"). The subscription price will be the Fund's initial net asset value of $10.00 per share. Orders to purchase Fund shares received during the Subscription Period will be accepted after the close of business on Dec. 17, 1998.

This Supplement is Dated Nov. 20, 1998


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PROSPECTUS  NOV. 20, 1998

STEIN ROE MUTUAL FUNDS
STEIN ROE INSTITUTIONAL FLOATING RATE INCOME FUND


     Stein Roe Institutional Floating Rate Income Fund (the "Fund") is a newly organized non-diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund is engaged in a continuous public offering of its shares at the next determined net asset value per share without a sales charge. The Fund currently seeks to achieve its objective by investing its net investable assets in Stein Roe Floating Rate Limited Liability Company (the "Portfolio"), a non-diversified, closed-end management investment company, which has the same investment objective as the Fund, rather than investing directly in and managing its own portfolio of securities.

     The Portfolio invests primarily in a portfolio of interests in floating or variable rate senior loans to corporations, partnerships and other entities that operate in a variety of industries and geographic regions. Although the Portfolio's net asset value per share will vary, the Portfolio's policy of acquiring interests in floating or variable rate senior loans is expected to minimize fluctuations in the Portfolio's net asset value as a result of changes in interest rates. The Portfolio's net asset value may be affected by defaults by or changes in the credit quality of borrowers with respect to senior loan interests in which the Portfolio invests. Fluctuations in the net asset value per share of the Portfolio will cause fluctuations in the net asset value per share of the Fund.

     The investment adviser to the Fund and to the Portfolio is Stein Roe & Farnham Incorporated (the "Adviser"). An investment in the Fund may not be appropriate for all investors and there is no assurance that the Portfolio or the Fund will achieve its investment objective. (See "Investment Objective and Policies," "Special Risk Considerations," and "Master Fund/Feeder Fund:
Structure and Risk Factors.")

     In order to provide liquidity to shareholders, each calendar quarter the Fund will make an offer ("Tender Offer") to repurchase between 5% and 25% of its outstanding common shares of beneficial interest ("Shares") at the then current net asset value of the Shares. Shares will be repurchased at the net asset value determined as of the close of business on the day the Tender Offer ends or within a maximum of fourteen days after the Tender Offer ends as described in "Periodic Tender Offers." See also "Other Investment Practices-Borrowing" for a discussion of borrowing in connection with Tender Offers. Each Tender Offer will last for between three weeks and six weeks. Shareholders will be notified in writing at the beginning of each Tender Offer. A Tender Offer is expected to end near the end of May, 1999, and every three months thereafter.

     The Fund does not intend to list the Shares on any national securities exchange. Shares of the Fund have no history of public trading, and there is not expected to be any secondary trading market in the Shares. Therefore, an investment in the Shares should be considered illiquid. (See "Special Risk Considerations.")

     Shares of the Fund are not deposits or obligations of, nor guaranteed or endorsed by, any bank or depository institution; further, such Shares are not federally insured by the Federal Deposit Insurance Corporation, The Federal Reserve Board, or any other government agency. Shares of the Fund involve investment risks, including the possible loss of principal.


     The Prospectus sets forth concisely the information that a prospective investor should know before investing in Shares of the Fund. Please read and retain this Prospectus for future reference. A Statement of Additional Information regarding the Fund dated the date of this Prospectus has been filed with the Securities and Exchange Commission ("SEC") and can be obtained without charge by calling 1-800-774-2321. A table of contents to the Statement of Additional Information is located at page 45 of this Prospectus. This Prospectus incorporates by reference the entire Statement of Additional Information (together with any supplement to it). The Statement of Additional Information and other related materials are available at the SEC's internet web site (http://www.sec.gov).


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                Price to     Sales      Proceeds to
                Public (1)   Load (2)     Fund (3)
                ---------    --------   ----------
Per Share       $  10.00      None        $  10.00
Total       $100,000,000      None    $100,000,000
___________________________
(1) The Shares are offered on a best efforts basis at a price equal to net asset value, which initially is $10.00 per Share.
(2) Liberty Securities Corporation will pay all distribution costs from its own assets.
(3) Assuming the sale of all Shares registered hereby.

                        TABLE OF CONTENTS
                                                      Page
Fund Expenses..........................................3
Prospectus Summary.....................................4
The Fund...............................................8
Investment Objectives and Policies.....................8
Use of Proceeds........................................9
How the Portfolio Invests..............................9
Special Risk Considerations...........................18
Other Investment Practices............................21
Distributions and Income Taxes........................27
Management of the Fund................................29
Periodic Tender Offers................................30
How to Purchase Shares................................33
Shareholder Services..................................34
Net Asset Value.......................................36
Performance Information...............................37
Organization and Description of Shares................38
Master Fund/Feeder Fund: Structure and Risk Factors...39
Appendix--Ratings.....................................40
Statement of Additional Information Table of Contents.44


                          FUND EXPENSES

     The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund. Because neither the Portfolio nor the Fund has an operating history, the information set forth below is based on estimated amounts for the fiscal year ending June 30, 1999 after expense reimbursement.

Shareholder Transaction Expenses

Sales Load Imposed on Purchases              None
Sales Load Imposed on Reinvested Dividends   None
Deferred Sales Load                          None
Redemption Fees                              None
Exchange Fees                                None

Estimated Annual Fund Operating Expenses
Management and Administrative Fees (after
  reimbursement)                            0.50%
12b-1 Fees                                   None
Interest Payments on Borrowed Funds          None
Other Expenses                              0.40%
    Total Fund Operating Expenses           -----
      (after reimbursement)                 0.90%
                                            =====

Example

     You would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

      1 year       3 years      5 years      10 years
        $9          $29          $50           $111

     The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Fund. The table is based upon an estimate of expenses, assuming net assets of $50 million. The figures assume that the percentage amounts listed under Annual Fund Operating Expenses remain the same during each of the periods and that all income dividends and capital gains distributions are reinvested in additional Shares.

     From time to time, the Adviser may voluntarily undertake to reimburse the Fund for a portion of its operating expenses. The Adviser has undertaken to reimburse the Fund for its operating expenses to the extent that such expenses exceed 0.90% of its average annual net assets. This commitment expires on October 31, 1999. Thereafter, the Adviser may terminate the commitment on 30 days' notice to the Fund. Absent such reimbursement, the Management and Administrative Fees and Total Operating Expenses would be 1.10% and 1.50%, respectively. Any such reimbursement will lower the Fund's overall expense ratio and increase its overall return to investors. (Also, see "Management - Fees and Expenses").

     The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Example and Fee Table is useful in reviewing the Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods.

                        PROSPECTUS SUMMARY

     The Fund. Stein Roe Institutional Floating Rate Income Fund (the "Fund") is a newly organized non-diversified, closed-end management investment company, organized as a Massachusetts business trust on August 13, 1998 and managed by the Board of Trustees. (See "The Fund.") Rather than invest in securities directly, the Fund seeks to achieve its investment objective by using the "master fund/feeder fund" structure. Under that structure, the Fund and other investment companies with the same investment objective invest their assets in another investment company having the same investment objective and substantially the same investment policies as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. The Fund invests all of its net investable assets in Stein Roe Floating Rate Limited Liability Company (the "Portfolio"), which is a non-diversified closed-end management investment company organized as a Delaware limited liability company and managed by the Board of Managers. The persons who serve as trustees on the Board of the Fund are the same persons who serve as Managers on the Board of the Portfolio.

     Continuous Offering. The Fund is engaged in a continuous public offering of its Shares at the next determined net asset value per share without a sales charge. The minimum initial investment is $250,000 and the minimum subsequent investment is $10,000. The Fund does not intend to list the Shares on any national securities exchange. The Fund will make quarterly Tender Offers for all or a portion of its Shares, as discussed below in this Prospectus Summary under "Periodic Tender Offers." An investment in the Shares should be considered illiquid. (See also "The Fund," "How to Purchase Shares" and "Periodic Tender Offers.")

     Investment Objective and Policies. The investment objective of the Fund and of the Portfolio is to provide a high level of current income, consistent with preservation of capital. To achieve this objective the Portfolio invests primarily in a portfolio of interests in floating or variable rate senior loans ("Senior Loans") to corporations, partnerships and other entities ("Borrowers") that operate in a variety of industries and geographic regions (including domestic and foreign entities). An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Portfolio or the Fund will achieve its investment objective.

How the Portfolio Invests

     Under normal market conditions, at least 80% of the Portfolio's total assets will be invested in Senior Loans of domestic Borrowers or foreign Borrowers (so long as Senior Loans to such foreign Borrowers are U.S. dollar denominated and payments of interest and repayments of principal pursuant to such Senior Loans are required to be made in U.S. dollars). Although most Senior Loans are secured, the Portfolio may invest up to 20% of its total assets in interests in Senior Loans that are not secured by any collateral and in other permitted investments (as described below).

     In addition, during normal market conditions, the Portfolio may invest up to 20% of its total assets (including assets maintained by the Portfolio as a reserve against any additional loan commitments) in (i) high quality, short-term debt securities with remaining maturities of one year or less and (ii) warrants, equity securities and, in limited circumstances, junior debt securities acquired in connection with the Portfolio's investments in Senior Loans.

     Senior Loans. Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions ("Lenders") represented in each case by one or more such Lenders acting as agent ("Agent") of the several Lenders. On behalf of the several Lenders, the Agent is primarily responsible for negotiating the loan agreement ("Loan Agreement") that establishes the relative terms and conditions of the Senior Loan and rights of the Borrower and the several Lenders. Senior Loans in which the Portfolio will purchase interests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally the prime rate offered by one or more major United States banks ("Prime Rate"), the London Inter-Bank Offered Rate ("LIBOR"), the Certificate of Deposit ("CD") rate or other base lending rates used by commercial lenders.

     Participations and Assignments. The Portfolio may invest in participations ("Participations") in Senior Loans, may purchase assignments ("Assignments") of portions of Senior Loans from third parties and may act as one of the group of Lenders originating a Senior Loan (an "Original Lender"). When the Portfolio purchases a Participation, the Portfolio will typically enter into a contractual relationship with the Lender selling the Participation, but not with the Borrower. As a result, the Portfolio will assume the credit risk of both the Borrower and the Lender selling the Participation, and the Portfolio may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. The Portfolio will purchase a Participation only when the Lender selling the Participation, and any other institution interpositioned between such Lender and the Portfolio at the time of investment have outstanding debt obligations rated investment grade (BBB or A-3 or higher by Standard & Poor's Corporation ("S&P") or Baa or P-3 or higher by Moody's Investors Service ("Moody's")) or determined by the Adviser to be of comparable quality. Further, the Portfolio will not purchase interests in Senior Loans unless such Agent, Lender or interpositioned institution has entered into an agreement that provides for the holding of payments on the Senior Loan for the benefit of, or the prompt disbursement of payments to, the Portfolio. With respect to any given Senior Loan, the rights of the Portfolio when it acquires a Participation may be different from, and more limited than, the rights of Original Lenders or of persons who acquire an Assignment. The Portfolio may pay a fee or forgo a portion of interest payments to the Lender selling a Participation or Assignment pursuant to the terms of such Participation or Assignment.

     Portfolio Maturity. The Senior Loans in the Portfolio's investment portfolio will at all times have a dollar-weighted average time until next interest rate redetermination of 90 days or less. Because of prepayment provisions, the actual remaining maturity of Senior Loans may vary substantially from the stated maturity of such loans. The Portfolio estimates actual average maturity of Senior Loans in the portfolio will be approximately 18-24 months.

     Defensive Investment Policy. If the Adviser determines that market conditions temporarily warrant a defensive investment policy, the Portfolio may, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, invest up to 100% of its assets in cash and high quality, short-term securities.
The Portfolio may also lend its portfolio securities to other parties and may enter into repurchase and reverse repurchase agreements for securities, subject to certain restrictions. For further discussion of the Portfolio's investment objective and policies and its investment practices and the associated considerations, see "Investment Objective and Policies," "How the Fund Invests," "Other Investment Practices," and "Special Risk Considerations."

     Investment Adviser.  Stein Roe & Farnham Incorporated (the
"Adviser") is responsible for managing the investment portfolio of the Portfolio and the business affairs of the Fund. (See
"Management of the Fund.")

     Periodic Tender Offers. The Fund has adopted a fundamental policy to offer each calendar quarter to repurchase a specified percentage (between 5% and 25%) of the Shares then outstanding. In response to each Tender Offer, shareholders may choose to tender their Shares to the Fund for repurchase. Tender Offers occur at a price per share equal to the net asset value per share determined as of the close of business (3:00 p.m., Central time) on the day the Tender Offer ends or within a maximum of fourteen days after the Tender Offer ends as described in "Periodic Tender Offers." Each Tender Offer will last for between three and six weeks, as stated in a written notice to each Shareholder at the beginning of each Tender Offer. If a Tender Offer is oversubscribed, the Fund will repurchase Shares pro rata and may keep purchasing up to an additional 2% of outstanding Shares. (See "The Fund," "How to Purchase Shares" and "Periodic Tender Offers.")

Special Risk Considerations

     Net Asset Value Fluctuations. The Portfolio's net asset value per share is expected to be relatively stable during normal market conditions because the Portfolio's assets will consist primarily of floating rate Senior Loans and short-term instruments. Nevertheless, there are circumstances that could cause a decline in the Portfolio's net asset value per share and a corresponding decline in the Fund's net asset value. The Portfolio is not a money market fund and its net asset value will fluctuate. As a newly organized entity, the Portfolio has no operating history.

     Risks Associated with Senior Loans. Investments in Senior Loans involve certain risks, including, among other things, risks of nonpayment of principal and interest; collateral impairment; non-diversification and Borrower industry concentration; and that there is not a fully liquid market for Senior Loans, which may impair the Portfolio's ability to obtain full value for Senior Loans sold. In addition, shareholders' ability to liquidate their investments will be subject to the limits on periodic Tender Offers.

     The Portfolio may invest all or substantially all of its assets in Senior Loans or other securities that are rated below investment grade, or in comparable unrated securities. Senior Loans made in connection with recapitalizations, acquisitions, leveraged buy-outs, and refinancings are subject to greater credit risks than other Senior Loans in which the Portfolio may invest. It is expected that the Portfolio's Senior Loans will consist primarily of such Senior Loans. These credit risks include the possibility of a default on the Senior Loan or bankruptcy of the Borrower. The value of these Senior Loans is subject to a greater degree of volatility in response to interest rate fluctuations and these Senior Loans may be less liquid than other Senior Loans.

     Risks Associated with Closed-End Funds. The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. The Fund does not intend to list the Shares for trading on any national securities exchange. There is not expected to be any secondary trading market in the Shares and an investment in the Shares should be considered illiquid. The shares of closed-end investment companies often trade at a discount from their net asset values and, in the unlikely event that a secondary market for the Shares were to develop, the Shares likewise may trade at a discount from net asset value.

     Risks Associated with Tender Offers. Under certain limited circumstances, the Fund may suspend or postpone a quarterly Tender Offer for the repurchase of Shares from the Fund's shareholders. (The Fund must meet certain regulatory requirements and must give notice to shareholders in order to suspend or postpone a Tender Offer.) In that event, shareholders will likely be unable to sell their Shares. The Fund, the Adviser and Liberty Securities Corporation (the "Distributor") are prohibited from making a market in Shares as long as the Fund continues to publicly offer Shares.

                           THE FUND

     The Fund is a newly organized non-diversified, closed-end management investment company organized as a Massachusetts business trust and managed by the Board of Trustees. The Fund is engaged in a continuous public offering of the Shares at the next determined net asset value per share without a sales charge. The Fund's principal office is located at One South Wacker Drive, Chicago, IL 60606-4685 and its telephone number is 1-800-774-2321.

                INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. Rather than invest in securities directly, the Fund seeks to achieve its investment objective by using the "master fund/feeder fund" structure. Under that structure, the Fund and other investment companies with the same investment objective invest their assets in another investment company having the same investment objective and substantially the same investment policies as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. The Fund's investment experience will correspond directly to the investment experience of the Portfolio.

     The Fund invests all of its net investable assets in the Portfolio. The Portfolio seeks to achieve its objective through investment primarily in a professionally managed portfolio of interests in Senior Loans to Borrowers that operate in a variety of industries and geographic regions (including domestic and foreign entities). Although the Portfolio's net asset value per share will vary, the Portfolio's policy of acquiring interests in floating or variable rate Senior Loans is expected to minimize the fluctuations in the Fund's net asset value per share as a result of changes in interest rates. The Fund's net asset value may be affected by changes in the credit quality of Borrowers with respect to Senior Loan interests in which the Portfolio invests.

     Under normal market conditions, the Portfolio will invest at least 80% of its total assets (either as an Original Lender or as a purchaser of an Assignment or Participation) in Senior Loans of domestic Borrowers or foreign Borrowers (so long as Senior Loans to such foreign Borrowers are U.S. dollar denominated and payments of interest and repayments of principal pursuant to such Senior Loans are required to be made in U.S. dollars). Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than are U.S. issuers, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversities. Although most Senior Loans are collateralized, the Portfolio may invest up to 20% of its total assets (valued at time of investment) in Senior Loans that are not secured by any collateral.

     During normal market conditions, the Portfolio may invest up to 20% of its total assets (including assets maintained by the Portfolio as a reserve against any additional loan commitments) in
(i) high quality, short-term debt securities with remaining maturities of one year or less and (ii) warrants, equity securities and junior debt securities acquired in connection with the Portfolio's investments in Senior Loans. Such high quality, short-term securities may include commercial paper rated at least Baa, P-3 or higher by Moody's or BBB, A-3 or higher by S&P (or if unrated, determined by the Adviser to be of comparable quality), interests in short-term loans and short-term loan participations of Borrowers having short-term debt obligations rated or a short-term credit rating at least in such rating categories (or having no such rating, determined by the Adviser to be of comparable quality), certificates of deposit and bankers' acceptances and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Such high quality, short-term securities may pay interest at rates that are periodically redetermined or may pay interest at fixed rates.

     An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Portfolio or the Fund will achieve its investment objective.


     The Fund is appropriate for investors seeking a high level of current income consistent with capital preservation. Because the Fund offers investors higher yield potential with lesser interest rate risk due to its floating-rate nature, the Fund could be considered a substitute for lower risk investments, such as short-term bond funds. However, the Fund is subject to more credit risk than the typical short-term bond fund since it invests in unrated and noninvestment grade senior loans.


                         USE OF PROCEEDS

     The net proceeds from the sale of the Shares offered hereby will be invested in accordance with the Fund's investment objective and policies. Pending investment by the Portfolio, the proceeds may be invested in high quality, short-term securities. It is expected that the proceeds will be fully invested in accordance with the Fund's investment objectives and policies within six months after the commencement of this offering.

                  HOW THE PORTFOLIO INVESTS

     Senior Loans. Senior Loans generally are arranged through private negotiations between a Borrower and Lenders represented in each case by one or more Agents of the several Lenders. On behalf of the several Lenders, the Agent, which is frequently the commercial bank or other entity that originates the Senior Loan and the person that invites other parties to join the lending syndicate, will be primarily responsible for negotiating the Loan Agreement that establishes the relative terms, conditions and rights of the Borrower and the several Lenders. In larger transactions it is common to have several Agents; however, generally only one such Agent has primary responsibility for documentation and administration of a Senior Loan. The typical practice of an Agent or a Lender in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower.

     In a typical Senior Loan, the Agent administers the terms of the Loan Agreement and is responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of those payments to the credit of all Lenders that are parties to the Loan Agreement. The Portfolio generally will rely on the Agent to collect its portion of the payments on a Senior Loan. Furthermore, the Portfolio will rely on the Agent to use appropriate creditor remedies against the Borrower.
Typically, under a Loan Agreement, the Agent is given broad discretion in monitoring the Borrower's performance under the Loan Agreement and is obligated to use only the same care it would use in the management of its own property. Upon an event of default, the Agent typically will act to enforce the Loan Agreement after instruction from Lenders holding a majority of the Senior Loan. The Borrower compensates the Agent for the Agent's services. This compensation may include special fees paid on structuring and funding the Senior Loan and other fees paid on a continuing basis.

     It is anticipated that the proceeds of the Senior Loans in which the Portfolio will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. Senior Loans have the most senior position in a Borrower's capital structure, although some Senior Loans may hold an equal ranking with other senior securities of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt (which may include "junk bonds"), preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower's assets. Senior and junior subordinated debt is collectively referred to in this Prospectus as "junior debt securities." Senior Loans generally are secured by specific collateral, which may include guarantees.

     To the extent that the Portfolio invests a portion of its assets in Senior Loans that are not secured by specific collateral, the Portfolio will not enjoy the benefits associated with collateralization with respect to such Senior Loans and such Senior Loans may pose a greater risk of nonpayment of interest or loss of principal than do collateralized Senior Loans. As discussed below, the Portfolio may also acquire warrants, equity securities and junior debt securities issued by the Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates. Warrants, equity securities, and junior debt securities will not be treated as Senior Loans and thus assets invested in such securities will not count toward the 80% of the Portfolio's total assets that normally will be invested in Senior Loans. The Portfolio may acquire interests in warrants, other equity securities or junior debt securities through a negotiated restructuring of a Senior Loan or in a bankruptcy proceeding of the Borrower.

     In order to borrow money pursuant to a collateralized Senior Loan, a Borrower will typically, for the term of the Senior Loan, pledge as collateral assets, including but not limited to, accounts receivable, inventory, buildings, other real estate, trademarks, franchises and common and preferred stock in its subsidiaries. In addition, in the case of some Senior Loans, there may be additional collateral pledged in the form of guarantees by and/or securities of affiliates of the Borrowers.
In certain instances, a collateralized Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that are not readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan. Similarly, in the event of bankruptcy proceedings involving the Borrower, the Lenders may be delayed or prevented from liquidating collateral or may choose not to do so as part of their participation in a plan of reorganization of the Borrower.

     Loan Agreements may also include various restrictive covenants designed to limit the activities of the Borrower in an effort to protect the right of the Lenders to receive timely payments of interest on and repayment of principal of the Senior Loans. Restrictive covenants may include mandatory prepayment provisions related to excess cash flows and typically include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Breach of such a covenant, if not waived by the Lenders, is generally an event of default under the applicable Loan Agreement and may give the Lenders the right to accelerate principal and interest payments. The Adviser will consider the terms of such restrictive covenants in deciding whether to invest in Senior Loans for the Portfolio's investment portfolio. When the Portfolio holds a Participation in a Senior Loan it may not have the right to vote to waive enforcement of a restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Portfolio and such Lenders will not consider the interests of the Portfolio in connection with their votes.

     Senior Loans in which the Portfolio will invest generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally are the prime rate offered by one or more major United States banks (the "Prime Rate"), the London Inter-Bank Offered Rate ("LIBOR"), the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. LIBOR, as provided for in Loan Agreements, is an average of the interest rates quoted by several designated banks as the rates at which such banks would offer to pay interest to major financial institutional depositors in the London interbank market on U.S. dollar denominated deposits for a specified period of time. The CD rate, as generally provided for in Loan Agreements, is the average rate paid on large certificates of deposit traded in the secondary market. Senior Loans traditionally have been structured so that Borrowers pay higher premiums when they elect LIBOR, in order to permit lenders to obtain generally consistent yields on Senior Loans, regardless of whether Borrowers select the LIBOR option, or the Prime Rate option. In recent years, however, the differential between the lower LIBOR base rates and the higher Prime Rate base rates prevailing in the commercial bank markets has widened to the point where the higher Margins paid by Borrowers for LIBOR pricing options do not currently compensate for the differential between the Prime Rate and the LIBOR rate. Consequently, Borrowers have increasingly selected the LIBOR-based pricing option, resulting in a yield on Senior Loans that is consistently lower than the yield available from the Prime Rate-based pricing option. This trend will significantly limit the ability of the Portfolio to achieve a net return to shareholders that consistently approximates the average published Prime Rate of leading U.S. banks.

     Participations and Assignments. The Portfolio may invest in Participations in Senior Loans, may purchase Assignments of portions of Senior Loans from third parties and may act as one of the group of Original Lenders.

     The Portfolio may invest up to 100% of its assets in Participations. The selling Lenders and other persons interpositioned between such Lenders and the Portfolio with respect to Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Although, as discussed below, the Portfolio has taken measures that it believes significantly reduce its exposure to risks associated with Participations, the Portfolio may be more susceptible than an investment company that does not invest in Participations in Senior Loans to any single economic, political or regulatory occurrence affecting these industries. Persons engaged in these industries may be more susceptible than are persons engaged in some other industries to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

     Participation by the Portfolio in a Lender's portion of a Senior Loan typically will result in the Portfolio having a contractual relationship only with such Lender, not with the Borrower. As a result, the Portfolio may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by such Lender of such payments from the Borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower, and the Portfolio may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Portfolio may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender, and may not benefit from any set-off between the Lender and the Borrower. In an effort to minimize such risks, the Portfolio will only acquire Participations if the Lender selling the Participation, and any other institution interpositioned between the Portfolio and the Lender, (i) at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's) or determined by the Adviser to be of comparable quality and (ii) has entered into an agreement that provides for the holding of payments on the Senior Loan for the benefit of, or the prompt disbursement of payments to, the Portfolio. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligation; i.e., it is neither highly protected nor poorly secured. The Portfolio ordinarily will purchase a Participation only if, at the time of such purchase, the Portfolio believes that the party from whom it is purchasing such Participation is retaining an interest in the underlying Senior Loan. In the event that the Portfolio does not so believe, it will only purchase such a Participation if, in addition to the requirements set forth above, the party from whom the Portfolio is purchasing such Participation (i) is a bank, a member of a national securities exchange or other entity designated in the Investment Company Act of 1940, as amended (the "1940 Act"), as qualified to serve as a custodian for a registered investment company and (ii) has been approved as a custodian by the Board of the Portfolio (a "Designated Custodian").

     The Portfolio may also purchase Assignments from Lenders.
The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement with the same rights and obligations as the assigning Lender.

     Original Lender Transactions. When the Portfolio is an Original Lender originating a Senior Loan it may share in a fee paid by the Borrower to the Original Lenders. The Portfolio will never act as the Agent or principal negotiator or administrator of a Senior Loan. When the Portfolio is a Lender, it will have a direct contractual relationship with the Borrower, may enforce compliance by the Borrower with the terms of the Loan Agreement and may under contractual arrangements among the Lenders have rights with respect to any funds acquired by other Lenders through set-off. A Lender also has full voting and consent rights under the applicable Loan Agreement. Action subject to Lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all Lenders affected.

     The Portfolio will purchase an Assignment or act as a Lender with respect to a syndicated Senior Loan only where the Agent with respect to the Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's) or determined by the Adviser to be of comparable quality. In addition, the Portfolio will purchase a Participation only where the Lender selling the Participation, and any other institution interpositioned between the Lender and the Portfolio at the time of investment, have outstanding debt obligations rated investment grade or determined by the Adviser to be of comparable quality. Further, the Portfolio will not purchase Participations in a Senior Loan unless the Agent, Lender or any other interpositioned institution has entered into an agreement that provides for the holding of payments on the Senior Loan for the benefit of, or the prompt disbursement of payments to, the Portfolio.

     Loan Agreements typically provide for the termination of the Agent's agency status in the event that it fails to act as required under the relevant Loan Agreement, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy. Should an Agent, Lender or any other interpositioned institution with respect to an Assignment interpositioned between the Portfolio and the Borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of any such interpositioned institution and any loan payment held by any such interpositioned institution for the benefit of the Portfolio should not be included in the estate of such interpositioned institution. If, however, any such amount were included in such interpositiond person's estate, the Portfolio would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In such event, the Portfolio could experience a decrease in net asset value.

     Portfolio Maturity. The Portfolio is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. It is currently anticipated that the Portfolio's assets invested in Senior Loans will consist of Senior Loans with stated maturities of between three and ten years, inclusive, and with rates of interest that are redetermined either daily, monthly, quarterly, semiannually or annually. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in the Portfolio's net asset value as a result of changes in interest rates. The Senior Loans in the Portfolio's investment portfolio will at all times have a dollar-weighted average time until the next interest rate redetermination of 90 days or less. As a result, as short-term interest rates increase, interest payable to the Portfolio from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Portfolio from its investments in Senior Loans should decrease. The amount of time required to pass before the Portfolio will realize the effects of changing short-term market interest rates on its portfolio will vary with the dollar-weighted average time until the next interest rate redetermination on the Senior Loans in the Portfolio's investment portfolio. The Portfolio may utilize certain investment practices to, among other things, shorten the effective interest rate redetermination period of Senior Loans in its portfolio. In such event, the Portfolio will consider such shortened period to be the interest rate redetermination period of the Senior Loan; provided, however, that the Portfolio will not invest in Senior Loans that permit the Borrower to select an interest rate redetermination period in excess of one year. Because most Senior Loans in the Portfolio's investment portfolio will be subject to mandatory and/or optional prepayment and there may be significant economic incentives for a Borrower to prepay its loans, prepayments of Senior Loans in the Portfolio's investment portfolio may occur. Accordingly, the actual remaining maturity of the Portfolio's investment portfolio invested in Senior Loans may vary substantially from the average stated maturity of the Senior Loans held in the investment portfolio. As a result of expected prepayments from time to time of Senior Loans in the Portfolio's investment portfolio, the Portfolio estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

     Net Asset Value Fluctuation. When prevailing interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when prevailing interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although the Portfolio's net asset value will vary, the Adviser expects the Portfolio's policy of acquiring interests in floating or variable rate Senior Loans to minimize fluctuations in net asset value as a result of changes in interest rates. Accordingly, the Adviser expects the value of the investment portfolio to fluctuate significantly less than a portfolio of fixed-rate, longer term obligations as a result of interest rate changes. However, changes in prevailing interest rates can be expected to cause some fluctuation in the Portfolio's net asset value. In addition to changes in interest rates, defaults by or changes in the credit quality of Borrowers will also affect the Portfolio's net asset value. Further, a default or serious deterioration in the credit quality of a Borrower could cause a prolonged or permanent decrease in the Portfolio's net asset value. Fluctuations in the net asset value of the Portfolio will cause fluctuations in the net asset value of the Fund. Use of a line of credit referred to herein may magnify fluctuations in net asset value of the Fund.

     Debt Restructuring. The Portfolio may purchase and retain in its portfolio an interest in a Senior Loan to a Borrower that has filed for protection under the federal bankruptcy laws or has had an involuntary bankruptcy petition filed against it by its creditors. The Adviser's decision to purchase or retain such an interest will depend on its assessment of the suitability of such investment for the Portfolio, the Borrower's ability to meet debt service on Senior Loan interests, the likely duration, if any, of a lapse in the scheduled repayment of principal and prevailing interest rates. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Portfolio may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan interest.
Depending upon, among other things, the Adviser's evaluation of the potential value of such securities in relation to the price that could be obtained by the Portfolio at any given time upon sale thereof, the Portfolio may determine to hold such securities in its portfolio. Any equity security or junior debt security held by the Portfolio will not be treated as a Senior Loan and thus will not count toward the 80% of the Portfolio's total assets that normally will be invested in Senior Loans.

     Borrower Credit Ratings. Senior Loans historically have not been rated by nationally recognized statistical rating organizations, such as S&P or Moody's. Because of the senior capital structure position of Senior Loans and the collateralized or guaranteed nature of most Senior Loans, the Portfolio and the Adviser believe that ratings of other securities issued by a Borrower do not necessarily reflect adequately the relative quality of a Borrower's Senior Loans. Therefore, although the Adviser may consider such ratings in determining whether to invest in a particular Senior Loan, the Adviser is not required to consider such ratings and such ratings will not be the determinative factor in the Adviser's analysis. To the extent that Senior Loans are rated, the Portfolio may invest in the lowest rated loans, but does not intend to invest more than 5% of the Portfolio in Senior Loans rated below B- or B3 by S&P or Moody's. The Portfolio may invest a substantial portion of its assets in Senior Loans to Borrowers having outstanding debt securities rated below investment grade by a nationally recognized statistical rating organization (or unrated but of comparable quality to such securities). Debt securities rated below investment grade (or unrated but of comparable quality) commonly are referred to as "junk bonds." The Portfolio will invest only in those Senior Loans with respect to which the Borrower, in the judgment of the Adviser, demonstrates one or more of the following characteristics: sufficient cash flow to service debt; adequate liquidity; successful operating history; strong competitive position; experienced management; and, with respect to collateralized Senior Loans, collateral coverage that equals or exceeds the outstanding principal amount of the Senior Loan. In addition, the Adviser will consider, and may rely in part, on the analyses performed by the Agent and other Lenders, including such persons' determinations with respect to collateral securing a Senior Loan.

     Fees. The Portfolio may be required to pay or may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. The fees normally paid by Borrowers may include three types: facility fees, commitment fees and prepayment penalties. Facility fees are paid to the Lenders upon origination of a Senior Loan. Commitment fees are paid to Lenders on an ongoing basis based upon the undrawn portion committed by the Lenders of the underlying Senior Loan. Lenders may receive prepayment penalties when a Borrower prepays all or part of a Senior Loan. The Portfolio will receive these fees directly from the Borrower if the Portfolio is an Original Lender, or, in the case of commitment fees and prepayment penalties, if the Portfolio acquires an interest in a Senior Loan by way of Assignment. Whether or not the Portfolio receives a facility fee from the Lender in the case of an Assignment, or any fees in the case of a Participation, depends upon negotiations between the Portfolio and the Lender selling such interests. When the Portfolio is an assignee, it may be required to pay a fee, or forgo a portion of interest and any fees payable to it, to the Lender selling the Assignment. Occasionally, the assignor will pay a fee to the assignee based on the portion of the principal amount of the Senior Loan that is being assigned. A Lender selling a Participation to the Portfolio may deduct a portion of the interest and any fees payable to the Portfolio as an administrative fee prior to payment thereof to the Portfolio. The Portfolio may be required to pay over or pass along to a purchaser of an interest in a Senior Loan from the Portfolio a portion of any fees that the Portfolio would otherwise be entitled to.

     Prepayments. Pursuant to the relevant Loan Agreement, a Borrower may be required in certain circumstances, and may have the option at any time, to prepay the principal amount of a Senior Loan, often without incurring a prepayment penalty. Because the interest rates on Senior Loans are periodically redetermined at relatively short intervals, the Portfolio and the Adviser believe that the prepayment of, and subsequent reinvestment by the Portfolio in, Senior Loans will not have a materially adverse impact on the yield on the investment portfolio and may have a beneficial impact on income due to receipt of prepayment penalties, if any, and any facility fees earned in connection with reinvestment.

     Commitments to Make Additional Payments. A Lender may have certain obligations pursuant to a Loan Agreement, which may include the obligation to make additional loans in certain circumstances. Such circumstances may include, without limitation, obligations under revolving credit facilities and facilities that provide for further loans to Borrowers based upon compliance with specified financial requirements. The Portfolio currently intends to reserve against any such contingent obligation by segregating a sufficient amount of cash, liquid securities and liquid Senior Loans. The Portfolio will not purchase interests in Senior Loans that would require the Portfolio to make any such additional loans if the aggregate of such additional loan commitments would exceed 20% of the Portfolio's total assets or would cause the Portfolio to fail to meet the diversification requirements set forth under the heading "Investment Restrictions" in the Statement of Additional Information.

     Bridge Financing. The Portfolio may acquire interests in Senior Loans that are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A Borrower's use of a bridge loan involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived credit worthiness.

     Other Securities. The Portfolio will acquire such warrants, equity securities and junior debt securities only as an incident to the purchase or intended purchase of interests in collateralized Senior Loans. The Portfolio generally will acquire interests in warrants, equity securities and junior debt securities only when the Adviser believes that the relative value being given by the Portfolio in exchange for such interests is substantially outweighed by the potential value of such instruments. Investment in warrants, equity securities and junior debt securities entail certain risks in addition to those associated with investments in Senior Loans. Warrants and equity securities have a subordinate claim on a Borrower's assets as compared with debt securities and junior debt securities have a subordinate claim on such assets as compared with Senior Loans.
As such, the values of warrants and equity securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may have an adverse impact on the ability of the Portfolio to minimize fluctuations in its net asset value.

     Defensive Investment Policy. If the Adviser determines that market conditions temporarily warrant a defensive investment policy, the Portfolio may invest, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, up to 100% of its assets in cash and high quality, short-term debt securities. The Portfolio may also lend its portfolio securities to other parties and may enter into repurchase and reverse repurchase agreements for securities, subject to certain restrictions. For further discussion of the Portfolio's investment objective and policies and its investment practices and the associated considerations, see "Other Investment Practices."

     Fundamental Restrictions and Policies. Each of the Portfolio and the Fund has adopted certain fundamental investment restrictions and policies which may not be changed unless authorized by a shareholder vote. These are set forth in the Statement of Additional Information. Among these fundamental restrictions, the Portfolio and the Fund may not purchase any security if, as a result of the purchase, more than 25% of the Fund's or the Portfolio's total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries being treated as separate industries for the purpose of this restriction). However, there is no limitation on purchasing securities the issuer of which is deemed to be in the financial institutions industry, which includes commercial banks, thrift institutions, insurance companies and finance companies. There is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Except for the fundamental restrictions and policies set forth as such in the Fund's Statement of Additional Information, the Portfolio's and the Fund's investment objective and policies are not fundamental policies and accordingly may be changed by the Board without obtaining the approval of shareholders.

                   SPECIAL RISK CONSIDERATIONS

     The Fund and the Portfolio are both closed-end investment companies with no history of operations. The Fund is designed primarily for long-term investors and not as a trading vehicle.

     Ongoing Monitoring. On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loan and, with respect to collateralized Senior Loans, to service or monitor the collateral. In this connection, the valuation of assets pledged as collateral will reflect market value and the Agent may rely on independent appraisals as to the value of specific collateral. The Agent, however, may not obtain an independent appraisal as to the value of assets pledged as collateral in all cases. The Portfolio normally will rely primarily on the Agent (where the Portfolio is an Original Lender or owns an Assignment) or the selling Lender (where the Portfolio owns a Participation) to collect principal of and interest on a Senior Loan. Furthermore, the Portfolio usually will rely on the Agent (where the Portfolio is an Original Lender or owns an Assignment) or the selling Lender (where the Portfolio owns a Participation) to monitor compliance by the Borrower with the restrictive covenants in the Loan Agreement and notify the Portfolio of any adverse change in the Borrower's financial condition or any declaration of insolvency. Collateralized Senior Loans will frequently be secured by all assets of the Borrower that qualify as collateral, which may include common stock of the Borrower or its subsidiaries. Additionally, the terms of the Loan Agreement may require the Borrower to pledge additional collateral to secure the Senior Loan, and enable the Agent, upon proper authorization of the Lenders, to take possession of and liquidate the collateral and to distribute the liquidation proceeds pro rata among the Lenders. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Portfolio will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Loan. Lenders that have sold Participation interests in such Senior Loan will distribute liquidation proceeds received by the Lenders pro rata among the holders of such Participations. The Adviser will also monitor these aspects of the Portfolio's investments and, where the Portfolio is an Original Lender or owns an Assignment, will be directly involved with the Agent and the other Lenders regarding the exercise of credit remedies.

     Non-Payment. Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Portfolio, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Portfolio. The Portfolio generally will invest in collateralized Senior Loans only if the Adviser believes the value of the collateral, which may include guarantees, exceeds the principal amount of the Senior Loan at the time of initial investment. However, there can be no assurance that the liquidation of any such collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Moreover, as a practical matter, most Borrowers cannot satisfy their debts by selling their assets. Borrowers pay their debts from the cash flow they generate. This is particularly the case for Borrowers that are highly leveraged. Many of the Senior Loans purchased by the Portfolio will be to highly leveraged Borrowers. If the Borrower's cash flow is insufficient to pay its debts as they come due, the Borrower is far more likely to seek to restructure its debts than it is to sell off assets to pay its Senior Loans. Borrowers may try to restructure their debts either by seeking protection from creditors under Chapter 11 of the federal Bankruptcy Code or negotiating a work out. In the event of bankruptcy of a Borrower, the Portfolio could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of the Borrower. The Agent generally is responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing the Senior Loan. If a Borrower files for protection from creditors under Chapter 11 of the Bankruptcy Code, the Code will impose an automatic stay that prohibits the Agent from liquidating collateral. The Agent may ask the bankruptcy court to lift the stay. As a practical matter, the court is unlikely to lift the stay if it concludes that the Borrower has a chance to emerge from the reorganization proceedings and the collateral is likely to hold most of its value. If the Lenders have a good security interest, the Senior Loan will be treated as a separate class in the reorganization proceedings and will retain a priority interest in the collateral. Chapter 11 reorganization plans typically are the product of negotiation among the Borrower and the various creditor classes. Successful negotiations may require the Lenders to extend the time for repayment, change the interest rate or accept some consideration in the form of junior debt or equity securities. A work out outside of bankruptcy may produce similar concessions by senior lenders.

     Some Senior Loans in which the Portfolio may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to current or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans, such as the Portfolio, including, under certain circumstances, invalidating such Senior Loans. Lenders commonly have certain obligations pursuant to the Loan Agreement, which may include the obligation to make additional loans or release collateral in certain circumstances.

     Ratings. The types of Senior Loans in which the Portfolio will invest historically have not been rated by a nationally recognized statistical rating organization, have not been registered with the SEC or any state securities commission and have not been listed on any national securities exchange.
Although the Portfolio will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange listed securities. As a result, the performance of the Portfolio and its ability to meet its investment objective is more dependent on the analytical ability of the Adviser than would be the case for an investment company that invest primarily in rated, registered or exchange listed securities.

     To the extent that Senior Loans are rated, the Portfolio may invest in the lowest rated loans, but does not intend to invest more than 5% of the Portfolio in Senior Loans rated below B- or B3 by S&P or Moody's.

     Restrictions on Resale. Senior Loans, at present, generally are not readily marketable and may be subject to restrictions on resale. Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many of the Senior Loans in which the Portfolio may invest. To the extent that a secondary market may exist for certain of the Senior Loans in which the Portfolio invests, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Portfolio has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or are subject to restrictions on resale. Because a substantial portion of the Portfolio's assets may be invested in Senior Loan interests, the ability of the Portfolio to dispose of its investments in a timely fashion and at a fair price may be restricted, and the Portfolio and holders of Shares may suffer capital losses as a result. However, many of the Senior Loans in which the Portfolio expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which should, in the Adviser's opinion, enhance the relative liquidity of such interests. The risks associated with illiquidity are particularly acute in situations where the Portfolio's operations require cash, such as when the Portfolio tenders for its Shares, and may result in the Portfolio borrowing to meet short-term cash requirements.

     Legislation. To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Portfolio may be adversely affected. In addition, such requirements or restrictions may reduce or eliminate sources of financing for certain Borrowers. Further, to the extent that legislation or federal or state regulators require such institutions to dispose of Senior Loan interests relating to highly leveraged transactions or subject such Senior Loan interests to increased regulatory scrutiny, such financial institutions may determine to sell such Senior Loan interests in a manner that results in a price that, in the opinion of the Adviser, is not indicative of fair value. Were the Portfolio to attempt to sell a Senior Loan interest at a time when a financial institution was engaging in such a sale with respect to the Senior Loan interest, the price at which the Portfolio could consummate such a sale might be adversely affected.

     Non-Diversification. The Portfolio has registered as a "non-diversified" investment company so that, subject to its investment restrictions, it will be able to invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower or Participations purchased from a single Lender. (See "Investment Restrictions" in the Statement of Additional Information.) The Portfolio does not intend, however, to invest more than 5% of the value of its assets in interests in Senior Loans of a single Borrower. To the extent the Portfolio invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Portfolio will be more susceptible than a more widely diversified investment company to the consequences of any single corporate, economic, political or regulatory occurrence.

     Other Practices. The Portfolio may use various investment practices that involve special considerations, including engaging in interest rate and other hedging transactions, lending its portfolio securities, entering into when-issued and delayed-delivery transactions and entering into repurchase and reverse repurchase agreements. For further discussion of these practices and associated special considerations, see "Other Investment Practices."

                  OTHER INVESTMENT PRACTICES

     Miscellaneous. In connection with the investment objective and policies described above, the Portfolio may: engage in interest rate and other hedging transactions, lend portfolio holdings, purchase and sell interests in Senior Loans and other portfolio debt securities on a "when-issued" or "delayed-delivery" basis, and enter into repurchase and reverse repurchase agreements. These investment practices involve certain special risk considerations. The Adviser may use some or all of the following investment practices when, in the opinion of the Adviser, their use is appropriate. Although the Adviser believes that these investment practices may further the Portfolio's investment objective, no assurance can be given that the utilization of these investment practices will achieve that result.

     Structured Notes. The Portfolio may invest up to 5% of its total assets in structured notes, including "total rate of return swap" with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss, because a relatively small decline in the value of a referenced note could result in a relatively large loss in the value of a structured note. Structured notes are treated as Senior Loans for purposes of the Portfolio's policy of normally investing at least 80% of its assets in Senior Loans.

     Borrowing. The Portfolio is authorized to borrow money for the purpose of obtaining short-term liquidity in connection with Tender Offers by the Portfolio for its shares and for temporary, extraordinary or emergency purposes. Under the requirements of the 1940 Act, the Portfolio, immediately after any such borrowings, must have an asset coverage of at least 300%. Asset coverage is the ratio which the value of the total assets of the Portfolio, less all liabilities and indebtedness not represented by senior securities (as that term is defined in the 1940 Act), bears to the aggregate amount of any such borrowings by the Portfolio. The rights of any lenders to the Portfolio to receive payments of interest on and repayments of principal of such borrowings will be senior to those of the holders of Shares, and the terms of any such borrowings may contain provisions which limit certain activities of the Portfolio, including the payment of dividends to holders of Portfolio shares in certain circumstances. Further, the terms of any such borrowings may, and the provisions of the 1940 Act do (in certain circumstances), grant lenders certain voting rights in the event of default in the payment of interest or repayment of principal. In the event that such provisions would impair the Portfolio's status as a regulated investment company, the Portfolio, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings. Interest payments and fees incurred in connection with any such borrowings will reduce the amount of net income available for payment to the holders of Portfolio shares. The Portfolio may enter into an agreement with a financial institution providing for an unsecured discretionary credit facility (the "Facility"), the proceeds of which may be used to finance, in part, repurchases. (See "Periodic Tender Offers.")

     Interest Rate Swaps and Other Hedging Transactions. The Portfolio may enter into various interest rate hedging and risk management transactions. Certain of these interest rate hedging and risk management transactions may be considered to involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives with many different uses. The Portfolio expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Portfolio owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the investment portfolio. In addition, the Portfolio may also engage in hedging transactions, including entering into put and call options, to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates or other market changes. The Portfolio does not intend to engage in such transactions to enhance the yield on its portfolio. Market conditions will determine whether and in what circumstances the Portfolio would employ any hedging and risk management techniques. The Portfolio will not engage in any of the transactions for speculative purposes and will use them only as a means to hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the Portfolio's investment portfolio or obligations incurred by the Portfolio. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of portfolio securities. The Adviser believes that it possesses the skills necessary for the successful utilization of hedging and risk management transactions. The Portfolio will incur brokerage and other costs in connection with its hedging transactions.

     The Portfolio may enter into interest rate swaps or purchase or sell interest rate caps or floors. The Portfolio will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Portfolio with another party of their respective obligations to pay or receive interest; e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments. For example, the Portfolio may seek to shorten the effective interest rate redetermination period of a Senior Loan to a Borrower that has selected an interest rate redetermination period of one year. The Portfolio could exchange the Borrower's obligation to make fixed rate payments for one year for an obligation to make payments that readjust monthly. In such event, the Portfolio would consider the interest rate redetermination period of such Senior Loan to be the shorter period.

     The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference between the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Portfolio will not enter into swaps, caps or floors, if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Portfolio.

     In circumstances in which the Adviser anticipates that interest rates will decline, the Portfolio might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Portfolio would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive with respect to the portfolio assets being hedged. In the case where the Portfolio purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Portfolio's counterparty would pay the Portfolio amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Portfolio would receive with respect to floating rate portfolio assets being hedged.

     The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Adviser's ability to predict correctly the direction and extent of movements in interest rates. Although the Adviser believes that use of the hedging and risk management techniques described above will benefit the Portfolio, if the Adviser's judgment about the direction or extent of the movement in interest rates is incorrect, the Portfolio's overall performance would be worse than if it had not entered into any such transaction. For example, if the Portfolio had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Portfolio would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

     Inasmuch as these hedging transactions are entered into for good-faith risk management purposes, the Adviser and the Portfolio believe such obligations do not constitute senior securities. The Portfolio will usually enter into interest rate swaps on a net basis; i.e., where the two parties make net payments with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained. If the Portfolio enters into a swap on other than a net basis, the Portfolio will maintain the full amount of the Portfolio's obligations under each such swap. Accordingly, the Portfolio does not treat swaps as senior securities. The Portfolio may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined to be creditworthy by the Adviser, pursuant to procedures adopted and reviewed on an ongoing basis by the Board. If a default occurs by the other party to such transactions, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Portfolio's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Portfolio will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Adviser believes are advantageous to the Portfolio. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Portfolio will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

     New financial products continue to be developed and the Portfolio may invest in any such products as may be developed to the extent consistent with its investment objective and the regulatory and federal tax requirements applicable to investment companies.

     Lending of Portfolio Holdings. The Portfolio may seek to increase its income by lending financial instruments in its portfolio in accordance with present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC. Such loans may be made, without limit, to brokers, dealers, banks or other recognized institutional Borrowers of financial instruments and would be required to be secured continuously by collateral, including cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the financial instruments loaned. The Portfolio would have the right to call a loan and obtain the financial instruments loaned at any time on five days' notice. For the duration of a loan, the Portfolio would continue to receive the equivalent of the interest paid by the issuer on the financial instruments loaned and also would receive compensation from the investment of the collateral. The Portfolio would not have the right to vote any financial instruments having voting rights during the existence of the loan, but the Portfolio could call the loan in anticipation of an important vote to be taken among holders of the financial instruments or in anticipation of the giving or withholding of their consent on a material matter affecting the financial instruments. As with other extensions of credit, risks of delay in recovery or even loss of rights in the collateral exist should the Borrower of the financial instruments fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration that can be earned currently from loans of this type justifies the attendant risk. The creditworthiness of firms to which the Portfolio lends its portfolio holdings will be monitored on an ongoing basis by the Adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board. No specific limitation exists as to the percentage of the Portfolio's assets that the Portfolio may lend.

     "When-issued" and "Delayed-delivery" Transactions. The Portfolio may also purchase and sell interests in Senior Loans and other portfolio securities on a "when-issued" and "delayed-delivery" basis. No income accrues to the Portfolio on such interests or securities in connection with such purchase transactions prior to the date the Portfolio actually takes delivery of such interests or securities. These transactions are subject to market fluctuation; the value of the interests in Senior Loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such interests or securities when delivery occurs may be higher or lower than yields on the interests or securities obtained pursuant to such transactions. Because the Portfolio relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Portfolio missing the opportunity of obtaining a price or yield considered to be advantageous. When the Portfolio is the buyer in such a transaction, however, it will maintain cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Portfolio will make commitments to purchase such interests or securities on such basis only with the intention of actually acquiring these interests or securities, but the Portfolio may sell such interests or securities prior to the settlement date if such sale is considered to be advisable. To the extent the Portfolio engages in "when-issued" and "delayed-delivery" transactions, it will do so for the purpose of acquiring interests or securities for the Portfolio's investment portfolio consistent with the Portfolio's investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Portfolio's assets that may be used to acquire securities on a "when-issued" or "delayed-delivery" basis.

     Repurchase Agreements. The Portfolio may enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed-upon price on an agreed-upon date) only with member banks of the Federal Reserve System and member firms of the New York Stock Exchange. When participating in repurchase agreements, the Portfolio buys securities from a seller (e.g., a bank or brokerage firm) with the agreement that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Portfolio to earn a return on available cash at minimal market risk, although the Portfolio may be subject to various delays and risks of loss if the vendor is unable to meet its obligation to repurchase. Under the 1940 Act, repurchase agreement are deemed to be collateralized loans of money by the Portfolio to the seller. In evaluating whether to enter into a repurchase agreement, the Adviser will consider carefully the creditworthiness of the vendor. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Portfolio is unsettled. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Adviser will monitor the value of the collateral. No specific limitation exists as to the percentage of the Portfolio's assets that may be used to participate in repurchase agreements.

     Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements with respect to debt obligations that could otherwise be sold by the Portfolio. A reverse repurchase agreement is an instrument under which the Portfolio may sell an underlying debt security and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Portfolio at an agreed-upon price on an agreed-upon date. The Portfolio will maintain cash or liquid securities in an amount sufficient to cover its obligations with respect to reverse repurchase agreements. The Portfolio receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. SEC regulations require either that securities sold by the Portfolio under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Portfolio's books and records pending repurchase. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Portfolio under a reverse repurchase agreement could decline below the price at which the Portfolio is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Portfolio and as such would be subject to the restrictions on borrowing described in the Statement of Additional Information under "Investment Restrictions." The Portfolio will not hold more than 5% of the value of its total assets in reverse repurchase agreements as of the time the agreement is entered into.

     Year 2000 Compliance. Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's Adviser, administrator, distributor and transfer agent ("Liberty Companies") are taking steps that they believe are reasonably designed to address the Year 2000 problem, including communicating with vendors who furnish services, software and systems to the Fund, to provide that date-related information and data can be properly processed after January 1, 2000. Many Fund service providers and vendors, including the Liberty Companies, are in the process of making Year 2000 modifications to their software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. The Fund will not pay the cost of these modifications. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after January 1, 2000 will be timely made or that services to the Fund will not be adversely affected.

     Although the loan documentation typically contains assurances that Borrowers will be in compliance with Year 2000 issues, those issues could affect the ability of Borrowers to meet their payment obligations and may adversely affect their credit ratings.

                  DISTRIBUTIONS AND INCOME TAXES

     Distributions. Income dividends are declared each business day, paid monthly, and confirmed at least quarterly. Capital gains, if any, are distributed at least annually, usually in December. Shares accrue dividends as long as they are issued and outstanding (i.e., from the date net asset value is determined for the purchase order to the Redemption Pricing Date of the Tender Offer in which the Shares are accepted for repurchase by the
Fund).

     Dividend payments are not guaranteed and may vary with each payment. The Fund does not pay "interest" or guarantee any fixed rate of return.

     All of your income dividends and capital gains distributions will be reinvested in additional Shares unless you elect to have distributions either (1) paid by check; (2) deposited by electronic transfer into your bank account; (3) applied to purchase shares in your account with another Stein Roe Fund; or
(4) applied to purchase shares in a Stein Roe Fund account of another person. (See "Shareholder Services.") Reinvestment normally occurs on the payable date. If a shareholder elected to receive dividends and/or capital gains distributions in cash and the postal or other delivery service selected by the transfer agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional Shares. The Fund reserves the right to reinvest the proceeds and future distributions in additional Shares if checks mailed to you for distributions are returned as undeliverable or are not presented for payment within six months. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Until such time as the Fund is fully invested, distributions will be less than they might otherwise be.

     The Fund is authorized to borrow money subject to certain restrictions. (See "Other Investment Practices.") Under the 1940 Act, the Fund may not declare any dividend or other distribution on its Shares unless the Fund has, at the time of declaration, asset coverage of at least 300% of its aggregate indebtedness, after deducting the amount of the distribution. This limitation may impair the Fund's ability to maintain its qualification for taxation as a regulated investment company.

     Income Taxes. The Fund intends to satisfy those requirements relating to the sources of its income, the distribution of its income, and the diversification of its assets necessary to qualify for the special tax treatment afforded to regulated investment companies under the Internal Revenue Code (the "Code") and thereby be relieved of federal income or excise taxes to the extent that it distributes its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. For a detailed discussion of tax issues pertaining to the Fund, see "Additional Income Tax Considerations" in the Statement of Additional Information.

     Your distributions will be taxable to you, under income tax law, whether received in cash or reinvested in additional Shares. For federal income tax purposes, any distribution that is paid in January but was declared in the prior calendar year is deemed paid in the prior calendar year.

     You will be subject to federal income tax at ordinary rates on income dividends and distributions of net short-term capital gains. Distributions of net long-term capital gains will be taxable to you as long-term capital gains regardless of the length of time you have held your Shares.

     You will be advised annually as to the source of distributions for tax purposes. If you are not subject to tax on your income, you will not be required to pay tax on these amounts.

     A holder of Shares who, pursuant to a Tender Offer, tenders all of his or her Shares (and is not considered to own any other Shares pursuant to attribution rules contained in the Code) may realize a taxable gain or loss depending upon the shareholder's basis in the Shares. Such gain or loss realized on the disposition of Shares (whether pursuant to a Tender Offer or in connection with a sale or other taxable disposition of Shares in a secondary market) generally will be treated as long-term capital gain or loss if the Shares have been held as a capital asset for more than one year and as short-term capital gain or loss if held as a capital asset for one year or less. Starting in 2001, net long-term capital gains realized upon the disposition of Shares held longer than five years will be subject to a lower maximum capital gains tax rate than is currently available. If Shares are sold at a loss after being held for six months or less, the loss will be treated as long-term-instead of short-term-capital loss to the extent of any capital gain distributions received on those Shares. All or a portion of any loss realized on a sale or exchange of Shares of the Fund will be disallowed if the shareholder acquires other Shares within 30 days before or after the disposition. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss.

     Different tax consequences may apply to tendering shareholders other than fully-tendering shareholders described in the previous paragraph and to non-tendering shareholders in connection with the Tender Offer. For example, if a shareholder tenders fewer than all Shares owned by or attributed to him or her, the proceeds received could be treated as a taxable dividend, a return of capital, or capital gain depending on the portion of Shares tendered, the Fund's earnings and profits, and the shareholder's basis in the tendered Shares. Moreover, when a shareholder tenders fewer than all Shares owned pursuant to a Tender Offer, there is a remote possibility that non-tendering shareholders may be considered to have received a deemed distribution that is taxable to them in whole or in part. You may wish to consult your tax advisor prior to tendering.

     Backup Withholding. The Fund may be required to withhold federal income tax ("backup withholding") from certain payments to a shareholder-generally redemption proceeds. Backup withholding may be required if:

* the shareholder fails to furnish its properly certified Social Security or other tax identification number;
* the shareholder fails to certify that its tax identification number is correct or that it is not subject to backup withholding due to the underreporting of certain income;
* the Internal Revenue Service ("IRS") informs the Fund that the shareholder's tax identification number is incorrect.

     These certifications are contained in the application that you should complete and return when you open an account. The Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for the Fund to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

     The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal and state tax consequences of purchasing, holding and disposing of Shares, as well as the effects of other state, local and foreign tax laws and any proposed tax law changes.

                    MANAGEMENT OF THE FUND

     Board of Trustees and Adviser. The Board of Trustees of the Fund has overall management responsibility for the Fund; the Board of Managers of the Portfolio has overall management responsibility for the Portfolio. See "Management" in the Statement of Additional Information for the names of and other information about the trustees, managers and officers. Since the Fund and the Portfolio have the same Board members, they have adopted conflict of interest procedures to monitor and address potential conflicts between the interests of the Fund and the Portfolio.

     The Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, IL 60606, is responsible for managing the investment portfolio of the Portfolio and the business affairs of the Fund, subject to the direction of their respective Boards.
The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser and its predecessor have advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company. The Adviser and its predecessor have been providing investment advisory services since 1932. The Adviser acts as investment adviser to wealthy individuals, trustees, pensions and profit sharing plans, charitable organizations and other institutional investors. As of June 30, 1998 the Adviser managed over $29 billion in assets.

     The Adviser's mutual funds and institutional asset management businesses are managed together with its affiliate, Colonial Management Associates, Inc. ("CMA"). A single management team includes employees of each company. CMA is a registered investment adviser serving mutual funds and institutions. Certain officers of CMA also are officers of the Adviser in their roles as managers of the combined business. CMA shares personnel, facilities and systems with the Adviser that the Adviser uses in providing services to the Fund.

     Portfolio Management. Brian W. Good is a vice president of the Adviser, and James R. Fellows is vice president of the Adviser. Mr. Good and Mr. Fellows have been primarily responsible for the day to day management of the Fund's and the Portfolio's investment portfolio since the Fund's and the Portfolio's commencement of investment operation. Mr. Fellows and Mr. Good have both been employed by the Adviser since April 1998. Prior thereto, Mr. Good was vice president and portfolio manager at Van Kampen American Capital since 1989 and Mr. Fellows was vice president and senior credit analyst at Van Kampen American Capital since 1988.

     Fees and Expenses. The Adviser provides administrative services to the Fund and the Portfolio and portfolio management services to the Portfolio. The Adviser is entitled to receive a monthly administrative fee from the Fund, computed and accrued daily, at an annual rate of 0.25% of average net assets and a monthly management fee from the Portfolio, computed and accrued daily, at an annual rate of 0.85% of the Portfolio's average net assets. However, the Adviser may voluntarily waive a portion of its fees.

     The Adviser provides office space and executive and other personnel to the Fund and bears any sales or promotional expenses. The Fund pays all expenses other than those paid by the Adviser, including but not limited to printing and postage charges and securities registration and custodian fees and expenses incidental to its organization.

     Transfer Agent. Liberty Funds Services, Inc. ("LFS"), P.O. Box 1722, Boston, MA 02105, a wholly owned subsidiary of Liberty Financial, is the agent of the Fund for the transfer of Shares, disbursement of dividends, and maintenance of shareholder accounting records. Under a separate agreement, LFS also provides certain investor accounting services to the Portfolio.

     Distributor. The Shares of the Fund are offered for sale through Liberty Securities Corporation ("Distributor") without any sales commissions or charges to the Fund or to its subsidiaries. The Distributor is a wholly owned indirect subsidiary of Liberty Financial. The business address of the Distributor is 100 Manhattanville Road, Purchase, NY 10577; however, all Fund correspondence should be mailed to Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, IL 60606. All distribution and promotional expenses are paid by the Adviser, including payments to the Distributor for sales of Fund Shares.

     Custodian. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02101, is the custodian of the Fund and has custody of the securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund.

                      PERIODIC TENDER OFFERS

     The Board has adopted Share repurchase policies as fundamental policies. Those policies, which may not be changed without the vote of the holders of a majority of the Fund's outstanding voting securities, provide that each calendar quarter, the Fund intends to make a Tender Offer to repurchase a portion of the outstanding Shares from shareholders who request repurchases. The price of the repurchases of Shares normally will be the net asset value per share determined as of the close of business (3:00 p.m., Central time) on the date the Tender Offer ends or within a maximum of fourteen days after the Tender Offer ends as described below.

     Repurchase Procedure. At the beginning of each Tender Offer, the Fund's shareholders will be notified in writing about the Tender Offer, how they may request that the Fund repurchase their Shares and the deadline for shareholders to provide their repurchase requests to the Distributor (the "Repurchase Request Deadline"), which is the date the Tender Offer ends. The time between the notification of the shareholders and the Repurchase Request Deadline may vary from no more than six weeks to no less than three weeks. For each Tender Offer the Fund will establish the Repurchase Request Deadline based on factors, such as market conditions, liquidity of the Fund's assets and shareholder servicing considerations. The repurchase price of the Shares will be the net asset value as of the close of the NYSE on the date on which the repurchase price of the Shares will be determined (the "Repurchase Pricing Date"). It is anticipated that normally the Repurchase Pricing Date will be the same date as the Repurchase Request Deadline, and if so, the Repurchase Request Deadline will be set for a time no later than the close of the NYSE on such date. The Fund has determined that the Repurchase Pricing Date may occur no later than the fourteenth day after the Repurchase Request Deadline or the next business day if the fourteenth day is not a business day. Within such fourteen day period, the Fund may use an earlier Repurchase Pricing Date under certain circumstances.

     The Board may establish other policies for repurchases of Shares that are consistent with the 1940 Act and other pertinent laws. Shares tendered by shareholders by any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds will be paid to shareholders in cash within seven days after each Repurchase Pricing Date. The end of the seven days is referred to as the "Repurchase Payment Deadline."

     Repurchase Amounts. The Board, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the "Tender Offer Amount") for a given Repurchase Request Deadline. However, the Tender Offer Amount will be at least 5% and no more than 25% of the total number of Shares outstanding on the Repurchase Request Deadline. The first Tender Offer is expected to end near the end of May, 1999 and every three months thereafter. Prior to the notification of the Repurchase Request Deadline, the Board will determine in its sole discretion the percentage at which the Tender Offer Amount will be set.

     If shareholders tender more than the Tender Offer Amount for a given Tender Offer, the Fund may repurchase an additional amount of Shares of up to 2% of the Shares outstanding on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Tender Offer Amount, or if the Fund determines to repurchase the additional 2% of the Shares outstanding, but Fund shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the Shares outstanding on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. The Fund may, however, accept all Shares tendered by shareholders who own less than one hundred Shares and who tender all their Shares, before accepting on a pro rata basis Shares tendered by other shareholders.

     Notices to Shareholders. Notice of each quarterly Tender Offer (and any additional discretionary repurchase offers) will be given to each beneficial owner of Shares between twenty-one (21) and forty-two (42) days before each Repurchase Request Deadline. The notice will contain information shareholders should consider in deciding whether or not to tender their Shares. The notice will also include detailed instructions on how to tender Shares. The notice will state the Tender Offer Amount. The notice will also identify the dates of the Repurchase Request Deadline, scheduled Repurchase Pricing Date, and scheduled Repurchase Payment Deadline. The notice will describe the risk of fluctuation in the net asset value between the Repurchase Request Deadline and the Repurchase Pricing Date, if such dates do not coincide, and the possibility that the Fund may use an earlier Repurchase Pricing Date than the scheduled Repurchase Pricing Date under certain circumstances. The notice will describe (i) the procedures for shareholders to tender their Shares, (ii) the procedures for the Fund to repurchase Shares on a pro rata basis,
(iii) the circumstances in which the Fund may suspend or postpone a Tender Offer, and (iv) the procedures that will enable shareholders to withdraw or modify their tenders of Shares until the Repurchase Request Deadline. The notice will set forth the net asset value of the Shares to be repurchased no more than seven days before the date of notification, and how shareholders may ascertain the net asset value after the notification date.

     Repurchase Price. The current net asset value of the Shares is computed daily. The Board has determined that the time at which the net asset value will be computed will be as of the close of regular session trading on the NYSE. You may call 1-800-774-2321 to learn the net asset value per share. The notice of the repurchase offer will also provide information concerning the net asset value per share, such as the net asset value as of a recent date or a sampling of recent net asset values, and a toll-free number for information regarding the Tender Offer.

     Suspension or Postponement of Repurchase Offer. The Fund will not suspend or postpone a Tender Offer unless a majority of the Board, including a majority of the Board who are not "interested persons" of the Fund, as defined in the 1940 Act, votes to do so. In addition, the Fund will not delay a Tender Offer unless so required by certain regulatory requirements described in the notice of the Tender Offer are met. Shareholders will receive notice of any suspension or postponement and a notice of any renewed repurchase offer after a suspension or postponement.

     Although the Board believes that Tender Offers for the Shares generally would increase the liquidity of the Shares, the acquisition of Shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio. Because of the nature of the Fund's investment objective and polices and the Fund's portfolio, the Adviser anticipates potential difficulty in disposing of portfolio securities in order to consummate Tender Offers for the Shares.

     Liquidity Requirements. The Fund and the Portfolio must maintain liquid assets equal to their repurchase Tender Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund and the Portfolio will ensure that a percentage of their respective net assets equal to at least 100 percent of the Tender Offer Amount consists of assets
(a) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund or the Portfolio, as applicable, has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline; or (b) that mature by the Repurchase Payment Deadline.

     The Board of the Portfolio has adopted procedures that are reasonably designed to ensure that the assets of the Fund and the Portfolio are sufficiently liquid so that the Fund and the Portfolio can comply with the Repurchase Policy and the liquidity requirements described in the previous paragraph. If, at any time, the Fund or the Portfolio falls out of compliance with these liquidity requirements, their respective Boards will take whatever action they deem appropriate to ensure compliance.

     The Fund intends to satisfy the liquidity requirements with cash on hand, cash raised through borrowings, and Senior Loans. There is some risk that the need to sell Senior Loans to fund Tender Offers may affect the market for those Senior Loans. In turn, this could diminish the Fund's net asset value.

                     HOW TO PURCHASE SHARES

     The Fund is engaged in a continuous public offering of its Shares at the next determined net asset value per share without a sales charge. Shares may be purchased through the Distributor. The Fund does not intend to list the Shares on any national securities exchange.

     You may purchase Shares by check, by wire or electronic transfer. The initial purchase minimum per Fund account is $250,000. Subsequent purchases must be at least $10,000. If you wish to purchase Shares to be held by a tax-sheltered retirement plan sponsored by the Adviser, you must obtain special forms for those plans. (See "Shareholder Services.")

     By Check. To make an initial purchase of Shares by check, please complete and sign the application and mail it, together with a check made payable to Stein Roe Mutual Funds, to LFS at P.O. Box 1722, Boston, MA 02105.

     You may make subsequent investments by submitting a check along with either the stub from your Fund account confirmation statement or a note indicating the amount of the purchase, your account number, and the name in which your account is registered. Money orders will not be accepted for initial purchases into new accounts. Credit card convenience checks will not be accepted for initial and subsequent purchases into your account. Each individual check submitted for purchase must be at least $10,000, and the Fund generally will not cash, drafts, third or fourth party checks, or checks drawn on banks outside the United States. Should an order to purchase Shares of the Fund be cancelled because your check does not clear, you will be responsible for any resulting loss incurred by the Fund.

     By Wire. You may also pay for Shares by instructing your bank to wire federal funds (monies of member banks within the Federal Reserve System) to the Fund at the First National Bank of Boston. Your bank may charge you a fee for sending the wire. If you are opening a new account by wire transfer, you must first call 800-774-2321 to request an account number and furnish your Social Security or other tax identification number. The Fund will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Your bank must include the full name(s) in which your account is registered and your Fund account number, and should address its wire as follows:

First National Bank of Boston
Boston, MA
ABA Routing No. 011000390
Stein Roe Institutional Floating Rate Income Fund; Fund No. 24
Account of (exact name(s) in registration)
Shareholder Account No. ______________


     By Electronic Transfer. You may also make subsequent investments by an electronic transfer of funds from your bank account. Electronic transfer allows you to make purchases at your request ("Special Investments") by calling 800-774-2321 or at prescheduled intervals ("Regular Investments"). (See "Shareholder Services.") Electronic transfer purchases are subject to a $500 minimum and a $100,000 maximum. You may not open a new account through electronic transfer. Should an order to purchase Shares of the Fund be cancelled because your electronic transfer does not clear, you will be responsible for any resulting loss incurred by the Fund.


     Conditions of Purchase. Each purchase order for the Fund must be accepted by an authorized officer of the Fund or its authorized agent or designee and is not binding until accepted and entered on the books of the Fund. Once your purchase order has been accepted, you may not cancel or revoke it. The Fund reserves the right not to accept any purchase order that it determines not to be in the best interests of the Fund. The Fund also reserves the right to waive or lower its investment minimums for any reason. The Fund does not issue certificates for Shares.

                      SHAREHOLDER SERVICES

     Reporting to Shareholders. The Fund will send semiannual and annual reports to shareholders. These reports will include financial statements audited by the Fund's independent auditors.

     The Fund will provide shareholders with information necessary to prepare federal and state tax returns shortly after the end of the calendar year.

     The Fund will describe the Tender Offer policy in its annual report to shareholders. The annual report will also disclose the number of Tender Offers conducted each year, the amount of each Tender Offer, and the extent to which the Fund repurchased Shares in an oversubscribed Tender Offer.

     Tax-Sheltered Retirement Plans. Booklets describing the following programs and special forms necessary for establishing them are available on request:

     Prototype Money Purchase Pension and Profit Sharing Plans for self-employed individuals, partnerships and corporations.

     Simplified Employee Pension Plans permitting employers to provide retirement benefits to their employees by utilizing IRAs while minimizing administration and reporting requirements.

     The purchase of Shares of the Fund may be limited by the plans' provisions and does not itself establish such plans. The minimum initial investment in connection with a tax-sheltered retirement plan is $250,000.

     Shareholders considering establishing a retirement plan or purchasing any Fund Shares in connection with a retirement plan should consult with their attorney or tax advisor with respect to plan requirements and tax aspects pertaining to the shareholder.

     Retirement plan investors should be aware of the following features of the Fund that may impact their decision as to whether the Fund is an appropriate investment for the retirement plan. Fund Shares are not liquid. Unlike open-end fund shares, they are not redeemable on each day that the Fund is open for business, and unlike traditional closed-end fund shares, Fund Shares are not traded on any exchange and thus cannot readily be sold. Although the Fund has adopted policies to provide periodic Tender Offers, these Tender Offers may not provide shareholders with the degree of liquidity they desire or may require for tax purposes. Additionally, even during a Tender Offer a shareholder may not be able to have all of the shares it wishes to tender be repurchased by the Fund. If the number of shares tendered by all shareholders exceeds the repurchase amount authorized by the Board, the Fund may not be able to repurchase all shares submitted and thus may repurchase shares on a pro rata basis. These features could result in a retirement plan not being able to comply with mandatory distribution requirements. Accordingly, retirement plan investors may wish to limit the percentage of plan assets (for example, to 10%) that are invested in the Fund. The Fund does not monitor retirement plan requirements for an investor. Please consult your legal, tax or retirement plan specialist before choosing a retirement plan or electing to invest in the Fund through a retirement plan. Your investment advisor can help you make investment decisions for your plan.

                         NET ASSET VALUE

     The purchase or redemption price of the Fund's Shares is its net asset value per share. The Fund determines the net asset value of its Shares as of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., Central time) by dividing the difference between the values of its assets and liabilities by the number of Shares outstanding. The Portfolio allocates net asset value, income, and expenses to its feeder funds in proportion to their respective interests in the Portfolio. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value of a Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time. The value of the Portfolio will be determined by the Adviser, following guidelines established and periodically reviewed by the Board. Interests in Senior Loans will be valued by the Adviser on behalf of the Portfolio at fair value, which approximates market value. In determining fair value, the Adviser will consider on an ongoing basis, among other factors, (i) the creditworthiness of the Borrower; (ii) the current interest rate, period until next interest rate reset, and maturity of such Senior Loan interests; and (iii) recent prices in the market for instruments of similar quality, rate, and period until next interest rate reset and maturity. It is expected that the Fund's net asset value will fluctuate as a function of interest rate and credit factors. Because of the short-term nature of such instruments, however, the Fund's net asset value is expected to fluctuate less in response to changes in interest rates than the net asset values of investment companies with portfolios consisting primarily of fixed-income or longer-term securities. The Adviser believes that Lenders selling Senior Loan interests or otherwise involved in a Senior Loan transaction may tend, in valuing Senior Loan interests for their own account, to be less sensitive to interest rate and credit quality changes and, accordingly, the Adviser does not intend to rely solely on such valuations in valuing the Senior Loan interests for the Portfolio's account. In addition, because a secondary trading market in Senior Loans has not yet fully developed, in valuing Senior Loans, the Adviser may not rely solely on, but may consider, to the extent the Adviser believes such information to be reliable, prices or quotations provided by banks, dealers or pricing services with respect to secondary market transactions in Senior Loans. To the extent that an active secondary market in Senior Loan interests develops to a reliable degree, the Adviser may rely to an increasing extent on such market prices and quotations in valuing the Senior Loan interests in the Portfolio. Other long-term debt securities for which market quotations are not readily available are valued at fair value based on valuations provided by pricing services approved by the Board, which may employ electronic data processing techniques, including a matrix system, to determine valuations. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps, and floors will be determined in accordance with a formula and then confirmed periodically by obtaining a quotation. Short-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost, which does not take into account unrealized gains or losses. The Board believes that the amortized cost represents a fair value for such securities. Short-term debt securities with remaining maturities of more than 60 days for which market quotations are not readily available are valued by use of a matrix prepared by the Adviser based on quotations for comparable securities. Other assets and securities held by the Portfolio for which these valuation methods do not produce a fair value are valued by a method that the Board believes will determine a fair value.

                    PERFORMANCE INFORMATION

     The Fund seeks to provide an effective yield that is higher than other short-term instrument alternatives. From time to time, the Fund may include its current and/or effective yield based on various specific time periods. Yields will fluctuate from time to time and are not necessarily representative of future results.

     The current yield is calculated by annualizing the most recent monthly distribution (i.e., multiplying the distribution amount by 365/31 for a 31 day month) and dividing the product by the current maximum offering price. The effective yield is calculated by dividing the current yield by 365/31 and adding 1. The resulting quotient is then taken to the 365/31st power and reduced by 1. The result is the effective yield.

     On occasion, the Fund may compare its yield to: (a) LIBOR, quoted daily in the Wall Street Journal; (b) the CD Rate as quoted daily in the Wall Street Journal as the average of top rates paid by major New York banks on primary new issues of negotiable CDs, usually on amounts of $1 million or more; (c) the Prime Rate, quoted daily in The Wall Street Journal as the base rate on corporate loans at large U.S. money center commercial banks; (d) one or more averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds; (e) the average yield reported by the Bank Rate Monitor National IndexTM for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas; (f) yield data published by Lipper Analytical Services, Inc.; (g) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding; or (h) the yield on an index of loan funds comprised of all continually offered closed-end bank loan funds, as categorized by Lipper (the "loan fund index"). In addition, the Fund may compare the Prime Rate, the Donoghue's averages and the other yield data described above to each other. Yield comparisons should not be considered indicative of the Fund's yield or relative performance for any future period.

     Advertisements and communications to present or prospective shareholders also may cite a total return for any period. Total return is calculated by subtracting the net asset value of a single purchase of Shares at a given date from the net asset value of those Shares (assuming reinvestment of distributions) or a later date. The difference divided by the original net asset value is the total return. The Fund may include information about the total return on the loan fund index, and compare that to the total return of the Fund and other indices.

     All dividends and distributions are assumed to be reinvested in additional Shares of the Fund at net asset value. Therefore, the calculation of the Fund's total return and effective yield reflects the effect of compounding. The calculation of total return, current yield and effective yield does not reflect the amount of any shareholder income tax liability, which would reduce the performance quoted. If the Fund's fees or expenses are waived or reimbursed, the Fund's performance will be higher.

     Finally, the Fund may include information on the history of its net asset value per share and the net asset value per share of the loan fund index, including comparisons between them, in advertisements and other material furnished to present and prospective shareholders. Information about the performance of the Fund or other investments is not necessarily indicative of future performance and should not be considered a representative of what an investor's yield or total return may be in the future.

              ORGANIZATION AND DESCRIPTION OF SHARES

     The Fund is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated August 13, 1998, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Fund's shareholders or its trustees.

     Under Massachusetts law, shareholders of a Massachusetts business trust such as the Fund could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. However, the Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, the Fund shall look only to its assets for payment under such credit, contract or claim, and that the shareholders, trustees and officers of the Fund shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Fund. Further, the Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Fund was unable to meet its obligations.

     The Fund's Shares are not, and are not expect to be, listed for trading on any national securities exchange nor, to the Fund's knowledge, is there, or is there expected to be, any secondary trading market in the Shares.

     Anti-Takeover Provisions in the Declaration of Trust. The Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund. In addition, in the event a secondary market were to develop in the Shares, such provisions could have the effect of depriving shareholders of an opportunity to sell their Shares at a premium over prevailing market prices.

     The Declaration of Trust requires the favorable vote of the holders of not less than three-fourths of the outstanding Shares then entitled to vote to authorize certain transactions, unless at least three-fourths of the members of the Board then in office and at least three-fourths of the non-interested trustees who have acted in such capacities for at least 12 months (or since commencement of operation if that period is less than 12 months) authorize such transaction and then only a vote of the majority of the holders of the outstanding Shares then entitled to vote is required.

     The Board has determined that the voting requirements described above, which are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

       MASTER FUND/FEEDER FUND: STRUCTURE AND RISK FACTORS

     The Fund seeks to achieve its objective by investing all of its assets in another closed-end fund having an investment objective identical to that of the Fund. The initial shareholder of the Fund approved this policy of permitting the Fund to act as a feeder fund by investing in the Portfolio. Please refer to "Investment Objective and Policies" for a description of the investment objectives, policies, and restrictions of the Portfolio. The management and expenses of both the Fund and the Portfolio are described under "Fund Expenses" and "Management of the Fund-Fees and Expenses." The Fund bears its proportionate share of Portfolio expenses.

     The Adviser has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

     The common investment objective of the Fund and the Portfolio is non-fundamental and may be changed without shareholder approval, subject, however, to at least 30 days' advance written notice to the Fund's shareholders.

     The fundamental policies of the Fund, and the corresponding fundamental policies of the Portfolio, can be changed only with shareholder approval.

     If the Fund, as a Portfolio investor, is requested to vote on a proposed change in a fundamental policy of the Portfolio or any other matter pertaining to the Portfolio (other than continuation of the business of the Portfolio after withdrawal of another investor), the Fund will solicit proxies from its shareholders and vote its interest in the Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from the Fund's shareholders. The Fund will vote Shares for which it receives no voting instructions in the same proportion as the Shares for which it receives voting instructions. There can be no assurance that any matter receiving a majority of votes cast by the Fund's shareholders will receive a majority of votes cast by all Portfolio investors. If other investors hold a majority interest in the Portfolio, they could have voting control over the Portfolio.

     In the event that the Portfolio's fundamental policies were changed so as to be inconsistent with those of the Fund, the Board of the Fund would consider what action might be taken, including changes to the Fund's fundamental policies, withdrawal of the Fund's assets from the Portfolio and investment of such assets in another pooled investment entity, or the retention of another investment adviser. Any of these actions would require the approval of the Fund's shareholders. The Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of the Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Fund. Should such a distribution occur, the Fund would incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of the Fund and could affect the liquidity of the Fund.

     The Portfolio may permit other investment companies and/or other institutional investors to invest, but members of the general public may not invest directly in the Portfolio. Other investors in the Portfolio are not required to sell their shares at the same public offering price as the Fund, could incur different administrative fees and expenses than the Fund, and their shares might be sold with a sales commission. Therefore, Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in the Portfolio. Investment by such other investors in the Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce the Portfolio's operating expenses as a percentage of its net assets. Conversely, large-scale redemptions by any such other investors in the Portfolio could result in untimely liquidations of the Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of the Portfolio as a percentage of its net assets. As a result, the Portfolio's security holdings may become less diverse, resulting in increased risk.

     Information regarding any other investors in the Portfolio may be obtained by writing to Stein Roe Floating Rate Limited Liability Company, Suite 3200, One South Wacker Drive, Chicago, IL 60606 or by calling 800-774-2321. The Adviser may provide administrative or other services to one or more such investors.

                         APPENDIX-RATINGS

      Ratings in General. A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

Corporate Bond Ratings
     Ratings By Moody's. Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such bonds.

     Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

     A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Ratings by S&P. AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC, or C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C1. This rating is reserved for income bonds on which no interest is being paid.

     D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     NOTES: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major ratings categories. Foreign debt is rated on the same basis as domestic debt measuring the creditworthiness of the issuer; ratings of foreign debt do not take into account currency exchange and related uncertainties.

     The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

Commercial Paper Ratings
     Ratings by Moody's. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

               Prime-1     Highest Quality
               Prime-2     Higher Quality
               Prime-3     High Quality

     If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

     Ratings By S&P. A brief description of the applicable rating symbols and their meaning follows:

     A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

     A-1. This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

                       TABLE OF CONTENTS OF
                  STATEMENT OF ADDITIONAL INFORMATION

                                                       Page
The Fund.................................................2
Investment Policies......................................2
Portfolio Investments and Strategies.....................3
Investment Restrictions.................................11
Tender Offers Fundamental Policy........................14
Management..............................................14
Principal Shareholders..................................17
Investment Advisory Services............................17
Distributor.............................................19
Transfer Agent..........................................19
Custodian...............................................19
Independent Auditors....................................20
Portfolio Transactions..................................20
Additional Income Tax Considerations....................22
Investment Performance..................................22
Financial Statements....................................23

    Statement of Additional Information Dated _______, 1998

      STEIN ROE INSTITUTIONAL FLOATING RATE INCOME FUND

    Suite 3200, One South Wacker Drive, Chicago, IL  60606
                          800-774-2321

     This Statement of Additional Information is not a prospectus but provides additional information that should be read in conjunction with the Fund's Prospectus dated _______, 1998 and any supplements thereto. A Prospectus may be obtained at no charge by telephoning 800-774-2321.

                        TABLE OF CONTENTS

                                                       Page
The Fund.................................................2
Investment Policies......................................2
Portfolio Investments and Strategies.....................3
Investment Restrictions.................................11
Tender Offers Fundamental Policy........................14
Management..............................................14
Principal Shareholders..................................17
Investment Advisory Services............................17
Distributor.............................................19
Transfer Agent..........................................19
Custodian...............................................19
Independent Auditors....................................20
Portfolio Transactions..................................20
Additional Income Tax Considerations....................22
Investment Performance..................................22
Financial Statements....................................23


                            THE FUND

     Stein Roe Institutional Floating Rate Income Fund (formerly named Stein Roe Institutional Floating Rate Income Trust) (the "Fund") is a newly organized non-diversified, closed-end management investment company. The Fund is engaged in a continuous public offering of its Shares at the next determined net asset value per share without a sales charge. The Fund will make Tender Offers on a quarterly basis to repurchase between 5% and 25% of its outstanding Shares at the then current net asset value of the Shares. The Fund's principal office is located at Suite 3200 One South Wacker Drive, Chicago, IL 60606, and its telephone number is 1-800-774-2321. Capitalized terms used in this Statement of Additional Information and not otherwise defined have the meanings given them in the Fund's Prospectus. The Fund's name was changed on November 4, 1998.

     Stein Roe & Farnham Incorporated (the "Adviser") provides administrative and accounting and recordkeeping services to the Fund and the Portfolio (described below) and provides investment advisory services to the Portfolio.

     Special Considerations Regarding Master Fund/Feeder Fund Structure. Rather than invest in securities directly, the Fund seeks to achieve its objective by pooling its assets with those of other investment companies for investment in Stein Roe Floating Rate Limited Liability Company (the "Portfolio"), which has the same investment objective and substantially the same investment policies as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. For more information, please refer to the Prospectus under the caption "Master Fund/Feeder Fund: Structure and Risk Factors." The Fund's investment experience will corresponding directly to the investment experience of the Portfolio.

                       INVESTMENT POLICIES

     The following information supplements the discussion of the investment objectives and policies of the Fund and of the Portfolio described in the Prospectus. In pursuing its objective, the Fund and the Portfolio will invest as described below and may employ the investment techniques described in the Prospectus and elsewhere in this Statement of Additional Information. The investment objective of the Fund and of the Portfolio is a non-fundamental policy and may be changed by the Board without the approval of a "majority of the outstanding voting securities" /1/ of that Fund or Portfolio, as applicable.
----------
/1/ A "majority of the outstanding voting securities" means the approval of the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares.
----------

     The investment objective of the Fund and of the Portfolio is to provide a high level of current income, consistent with preservation of capital. To achieve this objective the Portfolio invests primarily in a portfolio of Senior Loans to Borrowers that operate in a variety of industries and geographic regions
(including domestic and foreign entities).

     Under normal market conditions, at least 80% of the Portfolio's total assets will be invested in Senior Loans of domestic Borrowers or foreign Borrowers (so long as Senior Loans to such foreign Borrowers are U.S. dollar denominated and payments of interest and repayments of principal pursuant to such Senior Loans are required to be made in U.S. dollars). Although most Senior Loans are secured, the Portfolio may invest up to 20% of its total assets in interests in Senior Loans that are not secured by any collateral and in other permitted investments (as described below).

     In addition, during normal market conditions, the Portfolio may invest up to 20% of its total assets (including assets maintained by the Portfolio as a reserve against any additional loan commitments) in (i) high quality, short-term debt securities with remaining maturities of one year or less and (ii) warrants, equity securities and, in limited circumstances, junior debt securities acquired in connection with the Portfolio's investments in Senior Loans. Such high quality, short-term securities may include commercial paper rated at least Baa, P-3 or higher by Moody's Investors Service ("Moody's") or BBB, A-3 or higher by Standard & Poor's Corporation ("S&P") (or if unrated, determined by the Adviser to be of comparable quality), interests in short-term loans and short-term loan participations of Borrowers having short-term debt obligations rated or a short-term credit rating at least in such rating categories (or having no such rating, determined by the Adviser to be of comparable quality), certificates of deposit and bankers' acceptances and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Such high quality, short-term securities may pay interest at rates that are periodically redetermined or may pay interest at fixed rates. For more information, please refer to the Prospectus under the caption "Investment Objectives and Policies."

               PORTFOLIO INVESTMENTS AND STRATEGIES

     The following sets forth information about the investment policies of the Fund and the Portfolio and the types of securities the Portfolio may buy. Please read this information together with information in the Prospectus under the caption "How the Fund Invests."

     Senior Loans. Senior Loans generally are arranged through private negotiations between a Borrower and the Lenders represented in each case by one or more Agents of the several Lenders. Senior Loans in which the Portfolio will purchase interests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally Prime Rate, LIBOR, the CD rate or other base lending rates used by commercial lenders. The Senior Loans in the Portfolio's investment portfolio will at all times have a dollar-weighted average time until next interest rate redetermination of 90 days or less. Because of prepayment provisions, the actual remaining maturity of Senior Loans may vary substantially from the stated maturity of such loans. The Adviser estimates actual average maturity of Senior Loans in the portfolio will be approximately 18-24 months.

     Participations and Assignments. The Portfolio may invest in Participations in Senior Loans, may purchase Assignments of portions of Senior Loans from third parties and may act as one of the group of Original Lenders.

     When the Portfolio purchases a Participation, the Portfolio will typically enter into a contractual relationship with the Lender selling the Participation, but not with the Borrower. As a result, the Portfolio will assume the credit risk of both the Borrower and the Lender selling the Participation, and the Portfolio may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. The Portfolio will purchase a Participation only when the Lender selling the Participation, and any other institution interpositioned between such Lender and the Portfolio at the time of investment have outstanding debt obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's) or determined by the Adviser to be of comparable quality. The rights of the Portfolio when it acquires a Participation may be different from, and more limited than, the rights of Original Lenders or of persons who acquire an Assignment. The Portfolio may pay a fee or forgo a portion of interest payments to the Lender selling a Participation or Assignment pursuant to the terms of such Participation or Assignment.

     Debt Restucturing. The Portfolio may purchase and retain in its portfolio an interest in a Senior Loan to a Borrower that has filed for protection under the federal bankruptcy laws or has had an involuntary bankruptcy petition filed against it by its creditors. The Adviser's decision to purchase or retain such an interest will depend on its assessment of the likelihood that the Portfolio ultimately will receive full repayment of the principal amount of the Senior Loan interests, the likely duration, if any, of a lapse in the scheduled repayment of principal and prevailing interest rates. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Portfolio may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan interest.
Depending upon, among other things, the Adviser's evaluation of the potential value of such securities in relation to the price that could be obtained by the Portfolio at any given time upon sale thereof, the Portfolio may determine to hold such securities in its portfolio. Any equity security or junior debt security held by the Portfolio will not be treated as a Senior Loan and thus will not count toward the 80% of the Portfolio's total assets that normally will be invested in Senior Loans.

     Bridge Financing. The Portfolio may acquire interests in Senior Loans that are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A Borrower's use of a bridge loan involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

     Other Securities. The Portfolio will acquire such warrants, equity securities and junior debt securities only as an incident to the purchase or intended purchase of interests in collateralized Senior Loans. The Portfolio generally will acquire interests in warrants, equity securities and junior debt securities only when the Adviser believes that the relative value being given by the Portfolio in exchange for such interests is substantially outweighed by the potential value of such instruments.

     Investment in warrants, equity securities and junior debt securities entails certain risks in addition to those associated with investments in Senior Loans. Warrants and equity securities have a subordinate claim on a Borrower's assets as compared with debt securities, and junior debt securities have a subordinate claim on such assets as compared with Senior Loans. As such, the values of warrants and equity securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may have an adverse impact on the ability of the Portfolio to minimize fluctuations in its net asset value.

     Defensive Investment Policy. If the Adviser determines that market conditions temporarily warrant a defensive investment policy, the Portfolio may invest, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, up to 100% of its assets in cash and high quality, short-term debt securities. The Portfolio may also engage in interest rate and other hedging transactions, lend portfolio holdings, purchase and sell interests in Senior Loans and other portfolio debt securities on a "when-issued" or "delayed-delivery" basis, and enter into repurchase and reverse repurchase agreements. These investment practices involve certain special risk considerations. The Adviser may use some or all of the following investment practices when, in the opinion of the Adviser, their use is appropriate. Although the Adviser believes that these investment practices may further the Portfolio's investment objective, no assurance can be given that the utilization of these investment practices will achieve that result.

     Structured Notes. The Portfolio may invest up to 5% of its total assets in structured notes, including "total rate of return swaps" with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of financial leverage, which is a speculative technique. Leverage magnifies the potential for gain and the risk of loss, because a relatively small decline in the value of a referenced note could result in a relatively large loss in the value of a structured note. Structured notes are treated as Senior Loans for purposes of the Portfolio's policy of normally investing at least 80% of its assets in Senior Loans.

     Borrowing. The Portfolio may borrow money for the purpose of obtaining short-term liquidity in connection with Tender Offers by the Portfolio for its shares and for temporary, extraordinary or emergency purposes. Under the requirements of the 1940 Act, the Portfolio, immediately after any such borrowings, must have an asset coverage of at least 300%. Asset coverage is the ratio that the value of the total assets of the Portfolio, less all liabilities and indebtedness not represented by senior securities (as that term is defined in the 1940 Act), bears to the aggregate amount of any such borrowings by the Portfolio.

     The rights of any lenders to the Portfolio to receive payments of interest on and repayments of principal of such borrowings will be senior to those of the holders of Portfolio shares, and the terms of any such borrowings may contain provisions that limit certain activities of the Portfolio, including the payment of dividends to holders of Portfolio shares in certain circumstances. Further, the terms of any such borrowings may, and the provisions of the 1940 Act do (in certain circumstances), grant lenders certain voting rights in the event of default in the payment of interest or repayment of principal. In the event that such provisions would impair the Portfolio's status as a regulated investment company, the Portfolio, subject to the ability of the Portfolio to liquidate its relatively illiquid portfolio, intends to repay the borrowings. Interest payments and fees incurred in connection with any such borrowings will reduce the amount of net income available for payment to the holders of Portfolio shares. The Portfolio may enter into an agreement with a financial institution providing for a facility, the proceeds of which may be used to finance, in part, repurchases.

     Derivatives. The Portfolio may enter into various interest rate hedging and risk management transactions. Certain of these interest rate hedging and risk management transactions may be considered to involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives with many different uses. The Portfolio expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Portfolio owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Portfolio's investment portfolio.

     Hedging Transactions. In addition, the Portfolio may also engage in hedging transactions, including entering into put and call options, to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates or other market changes. The Portfolio does not intend to engage in such transactions to enhance the yield on its portfolio. Market conditions will determine whether and in what circumstances the Portfolio would employ any hedging and risk management techniques. The Portfolio will not engage in any of the transactions for speculative purposes and will use them only as a means to hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the Portfolio's investment portfolio or obligations incurred by the Portfolio. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the portfolio securities. The Adviser believes that it possesses the skills necessary for the successful utilization of hedging and risk management transactions. The Portfolio will incur brokerage and other costs in connection with its hedging transactions.

     Interest Rate Swaps, Caps and Floors. The Portfolio may enter into interest rate swaps or purchase or sell interest rate caps or floors. The Portfolio will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Portfolio with another party of their respective obligations to pay or receive interest; e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments. For example, the Portfolio may seek to shorten the effective interest rate redetermination period of a Senior Loan to a Borrower that has selected an interest rate redetermination period of one year. The Portfolio could exchange the Borrower's obligation to make fixed rate payments for one year for an obligation to make payments that readjust monthly. In such event, the Portfolio would consider the interest rate redetermination period of such Senior Loan to be the shorter period.

     The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference between the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Portfolio will not enter into swaps, caps or floors, if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Portfolio.

     In circumstances in which the Adviser anticipates that interest rates will decline, the Portfolio might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Portfolio would receive payments from its counterparty that would wholly or partially offset the decrease in the payments it would receive with respect to the portfolio assets being hedged. In the case where the Portfolio purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Portfolio's counterparty would pay the Portfolio amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Portfolio would receive with respect to floating rate portfolio assets being hedged.

     The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Adviser's ability to predict correctly the direction and extent of movements in interest rates. Although the Adviser believes that use of the hedging and risk management techniques described above will benefit the Portfolio, if the Adviser's judgment about the direction or extent of the movement in interest rates is incorrect, the Portfolio's overall performance could be worse than if it had not entered into any such transaction. For example, if the Portfolio had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Portfolio would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

     Inasmuch as these hedging transactions are entered into for good-faith risk management purposes, the Adviser and the Portfolio believe such obligations do not constitute senior securities. The Portfolio will usually enter into interest rate swaps on a net basis; i.e., where the two parties make net payments with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained. If the Portfolio enters into a swap on other than a net basis, the Portfolio will maintain the full amount of the Portfolio's obligations under each such swap. Accordingly, the Portfolio does not treat swaps as senior securities. The Portfolio may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined to be creditworthy by the Adviser, pursuant to procedures adopted and reviewed on an ongoing basis by the Board. If a default occurs by the other party to such transactions, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Portfolio's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Portfolio will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Adviser believes are advantageous to the Portfolio. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Portfolio will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

     New Financial Products. New financial products continue to be developed and the Portfolio may invest in any such products as may be developed to the extent consistent with its investment objective and the regulatory and federal tax requirements applicable to investment companies.

     Lending of Portfolio Holdings. The Portfolio may seek to increase its income by lending financial instruments in its portfolio in accordance with present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC. Such loans may be made, without limit, to brokers, dealers, banks or other recognized institutional Borrowers of financial instruments and would be required to be secured continuously by collateral, including cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the financial instruments loaned. The Portfolio would have the right to call a loan and obtain the financial instruments loaned at any time on five days' notice. For the duration of a loan, the Portfolio would continue to receive the equivalent of the interest paid by the issuer on the financial instruments loaned and also would receive compensation from the investment of the collateral. The Portfolio would not have the right to vote any financial instruments having voting rights during the existence of the loan, but the Portfolio could call the loan in anticipation of an important vote to be taken among holders of the financial instruments or in anticipation of the giving or withholding of their consent on a material matter affecting the financial instruments. As with other extensions of credit, such loans entail risks of delay in recovery or even loss of rights in the collateral should the Borrower of the financial instruments fail financially. However, the loans would be made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration that can be earned currently from loans of this type justifies the attendant risk. The creditworthiness of firms to which the Portfolio lends its portfolio holdings will be monitored on an ongoing basis by the Adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board. No specific limitation exists as to the percentage of the Portfolio's assets that the Portfolio may lend.

     "When-issued" and "Delayed-delivery" Transactions. The Portfolio may also purchase and sell interests in Senior Loans and other portfolio securities on a "when-issued" and "delayed-delivery" basis. No income accrues to the Portfolio on such interests or securities in connection with such purchase transactions prior to the date the Portfolio actually takes delivery of such interests or securities. These transactions are subject to market fluctuation, the value of the interests in Senior Loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such interests or securities when delivery occurs may be higher or lower than yields on the interests or securities obtained pursuant to such transactions. Because the Portfolio relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Portfolio missing the opportunity of obtaining a price or yield considered to be advantageous. When the Portfolio is the buyer in such a transaction, however, it will maintain cash or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. The Portfolio will make commitments to purchase such interests or securities on such basis only with the intention of actually acquiring these interests or securities, but the Portfolio may sell such interests or securities prior to the settlement date if such sale is considered to be advisable. To the extent the Portfolio engages in "when-issued" and "delayed-delivery" transactions, it will do so for the purpose of acquiring interests or securities for the Portfolio's investment portfolio consistent with the Portfolio's investment objective and policies and not for the purpose of investment leverage. No specific limitations exist as to the percentage of the Portfolio's assets that may be used to acquire securities on a "when-issued" or "delayed-delivery" basis.

     Repurchase Agreements. The Portfolio may enter into repurchase agreements (a purchase of, and simultaneous commitment to resell, a financial instrument at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System and member firms of the New York Stock Exchange. In entering into a repurchase agreement, the Portfolio buys securities from the bank or broker-dealer, with the agreement that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Portfolio to earn a return on available cash at minimal market risk, although the Portfolio may be subject to various delays and risks of loss if the seller is unable to meet its obligation to repurchase. Under the 1940 Act, repurchase agreements are deemed to be collateralized loans of money by the Portfolio to the Seller. In evaluating whether to enter into a repurchase agreement, the Adviser will consider carefully the creditworthiness of the seller. If the bank or broker-dealer that is the seller petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Portfolio is unsettled. The securities underlying a repurchase agreement will be marked to market every business day and adjusted in amount so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Adviser will monitor the value of the collateral. No specific limitation exists as to the percentage of the Portfolio's assets that may be invested in repurchase agreements.

     Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements with respect to debt obligations that could otherwise be sold by the Portfolio. Under a reverse repurchase agreement, the Portfolio sells a debt security and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker-dealer) to sell the security back to the Portfolio at an agreed upon price on an agreed upon date. The Portfolio will maintain cash or liquid securities in an amount sufficient to cover its obligations with respect to reverse repurchase agreements. The Portfolio receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. SEC regulations require either that securities sold by the Portfolio under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Portfolio's books and records pending repurchase. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Portfolio under a reverse repurchase agreement could decline below the price at which the Portfolio is obligated to repurchase them. Reverse repurchase agreements are considered borrowings by the Portfolio and as such are subject to the restrictions on borrowing described below under "Investment Restrictions." The Portfolio will not hold more than 5% of the value of its total assets in reverse repurchase agreements as of the time the agreement is entered into.

     Rated Securities. For a description of the ratings applied by Moody's and S&P to short-term securities, please refer to the Appendix to the Prospectus. The rated short-term securities described under Investment Policies above include securities given a rating conditionally by Moody's or provisionally by S&P. If the rating of a security held by the Portfolio is withdrawn or reduced, the Portfolio is not required to sell the security, but the Adviser will consider such fact in determining whether the Portfolio should continue to hold the security.

     Portfolio Turnover. The frequency and amount of portfolio purchases and sales (known as the "turnover rate") will vary from year to year. It is anticipated that the Portfolio's turnover rate will be between 50% and 100%. The portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. Although the Portfolio generally does not intend to trade for short-term profits, the securities held by the Portfolio will be sold whenever the Adviser believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs that the Portfolio will bear directly.

                     INVESTMENT RESTRICTIONS

     The Fund and the Portfolio operate under the following investment restrictions. Neither the Fund nor the Portfolio may:

     (1) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry (the electric, gas, water and telephone utility industries being treated as separate industries for the purpose of this restriction) except that this restriction does not apply to (i) obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (ii) securities the issuer of which is deemed to be in the financial institutions industry, which includes commercial banks, thrift institutions, insurance companies and finance companies; [the Fund only] or (iii) investment by the Fund of all or substantially all of its assets in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (2) invest in a security if, as a result of such investment, it would hold more than 10% of the outstanding voting securities (taken at the time of such investment) of any one issuer [the Fund only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (3) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate, or interests therein), except that it may hold for prompt sale and sell real estate or interests in real estate to which it may gain an ownership interest through the forfeiture of collateral securing loans or debt securities held by it;

     (4) purchase or sell commodities or commodities contracts or oil, gas or mineral programs, except that it may enter into (i) futures and options on futures and (ii) forward contracts;

     (5) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures (the purchase of Senior Loans, corporate debt securities, and other investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin);

     (6) make loans, although it may (a) lend portfolio securities and participate in an interfund lending program with other investment companies to which the Adviser provides investment advisory services provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of its total assets (taken at market value at the time of such loans); (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly distributed or privately placed debt securities (including interests in Assignments and Participation) and other Senior Loans in which it is authorized to invest in accordance with its respective investment objectives and policies;

     (7) borrow except that it may (a) borrow for nonleveraging, temporary or emergency purposes, (b) engage in reverse repurchase agreements, hedging transactions, when-issued and delayed-delivery transactions and similar investment strategies, and make other borrowings, provided that the combination of (a) and (b) shall not at anytime exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than for borrowings) or such other percentage permitted by law, and (c) enter into futures and options transactions (it may borrow from banks, other investment companies to which the Adviser provides investment advisory services, and other persons to the extent permitted by applicable law);

     (8) act as an underwriter of securities, except insofar as it may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale, [the Fund only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund; or

     (9) issue any senior security except to the extent permitted under the Investment Company Act of 1940 (for this purpose Senior
Loans shall not be deemed senior securities).

     The above restrictions are fundamental policies and may not be changed without the approval of a "majority of the outstanding voting securities," as previously defined herein.

     The Fund and the Portfolio are also subject to the following restrictions and policies that may be changed by the Board of the Fund or of the Portfolio, as applicable. None of the following restrictions shall prevent the Fund from investing all or substantially all of its assets in another investment company having the same investment objective and substantially similar investment policies as the Fund. Unless otherwise indicated, neither the Fund nor the Portfolio may:

     (A) invest for the purpose of exercising control or management [except to the extent that exercise by the Portfolio of its rights under Loan Agreements would be deemed to be constitute such control or management];

     (B) purchase more than 3% of the stock of another investment company (other than the Portfolio) or purchase stock of other investment companies (other than the Portfolio) equal to more than 5% of its total assets (taken at market value at the time of purchase) in the case of any one other investment company (other than the Portfolio) and 10% of such assets (taken at market value at the time of purchase) in the case of all other investment companies (other than the Portfolio) in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets /2/;
-------------
/2/ The Fund has been informed that the staff of the Securities and Exchange Commission takes the position that the issuers of certain CMOs and certain other collateralized assets are investment companies and that subsidiaries of foreign banks may be investment companies for purposes of Section 12(d)(1) of the Investment Company Act of 1940, which limits the ability of one investment company to invest in another investment company. Accordingly, the Fund intends to operate within the applicable limitations under Section 12(d)(1)(A) of that Act.
-------------

     (C) purchase shares of open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

     (D) purchase a put or call option if the aggregate premiums paid for all put and call options then held exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions; /3/
-------------
/3/ The Portfolio does not currently intend to purchase a put or call option if the aggregate premiums paid for all put and call options then held exceed 5% of its net asses (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions.
-------------

     (E) write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange, or similar entity;

     (F) invest in limited partnerships in real estate unless they are readily marketable;

     (G) sell securities short unless (i) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when-issued" or "when distributed" securities that it expects to receive in a recapitalization, reorganization, or other exchange for securities it contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales; /4/
--------------
/4/ The Portfolio does not currently intend to commit more than 5% of its assets to short sales.
--------------

     (H) invest more than 15% of its total assets (taken at market value at the time of a particular investment) in restricted securities, other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

                 TENDER OFFERS FUNDAMENTAL POLICY

     The Board has adopted a resolution setting forth the Fund's fundamental policy that it will conduct quarterly Tender Offers
(the "Tender Offer Fundamental Policy").

     The Tender Offer Fundamental Policy sets the interval between each Repurchase Offer at one quarter and provides that the Fund shall conduct a Tender Offer each quarter (unless suspended or postponed in accordance with regulatory requirements). The Repurchase Request Deadline will be established by the Fund and will be based on factors such as market conditions, liquidity of the Fund's assets and shareholder servicing conditions. The Tender Offer Fundamental Policy also provides that the repurchase pricing shall occur not later than fourteenth day after the Repurchase Request Deadline or the next business day if the fourteenth day is not a business day.

     The Tender Offer Fundamental Policy may only be changed by a majority vote of the outstanding voting securities. For more information, please refer to the Prospectus under the caption
"Periodic Tender Offers."

                              MANAGEMENT

     The following table sets forth certain information with respect to trustees ("Managers" in the case of the Portfolio) and officers of the Fund and the Portfolio:

                          POSITION(S) HELD WITH     PRINCIPAL OCCUPATION(S)
NAME, AGE                 THE FUND                  DURING PAST FIVE YEARS

William D. Andrews, 51    Executive Vice-President  Executive vice president of
                                                    Stein Roe & Farnham Incorporated (the
                                                    "Adviser")

Gary A. Anetsberger, 42   Senior Vice-President     Chief financial officer and chief
                                                    administrative officer of the Mutual
                                                    Funds division of the Adviser; senior
                                                    vice president of the Adviser since April
                                                    1996; vice president of the Adviser prior
                                                    thereto

John A. Bacon Jr., 70 (3) Trustee/Manager           Private investor

William W. Boyd, 71       Trustee/Manager           Chairman and director of
  (2)(3)                                            Sterling Plumbing (manufacturer of plumbing
                                                    products)

Thomas W. Butch, 41(1)(2) Trustee/Manager,          President of the Adviser's
                          President                 Mutual Funds division since March 1998;
                                                    senior vice president of the Adviser from Sept.
                                                    1994 to March 1998; first vice president, corporate
                                                    communications, of Mellon Bank Corporation thereto

Lindsay Cook, 46 (1)      Trustee/Manager           Executive vice president of Liberty Financial
                                                    Companies, Inc. (the indirect parent of the Adviser)
                                                    since March 1997; senior vice president prior thereto

Kevin M. Carome, 42       Vice-President; Assistant Associate general counsel
                          Secretary                 and (since Feb. 1995) vice president of Liberty
                                                    Financial Companies, Inc.; general counsel and
                                                    secretary of the Adviser since Jan. 1998

James R. Fellows, 33 (4)  Vice-President            Vice president of the Adviser since April 1998; vice
                                                    president and senior credit analyst, Van Kampen
                                                    American Capital prior thereto

Brian W. Good, 33 (4)     Vice-President            Vice president of the Adviser since April 1998; vice
                                                    president and portfolio manager, Van Kampen American
                                                    Capital prior thereto

Douglas A. Hacker, 42 (3) Trustee/Manager           Senior vice president and chief financial officer of
                                                    UAL, Inc. (airline) since July 1994; senior vice
                                                    president, finance of UAL, Inc. prior thereto

Loren A. Hansen, 50       Executive Vice-President  Chief investment officer/equity of Colonial Management
                                                    Associates, Inc. since 1997; Executive vice president
                                                    of the Adviser since Dec. 1995; vice president of The
                                                     Northern Trust (bank) prior thereto

Janet Langford Kelly, 40  Trustee/Manager           Senior vice president, secretary and general counsel
  (3)                                               of Sara Lee Corporation (branded, packaged, consumer-
                                                    products manufacturer) since 1995; partner of Sidley &
                                                    Austin (law firm) prior thereto

Charles R. Nelson, 56 (3) Trustee/Manager           Van Voorhis Professor of Political Economy of the
                                                    University of Washington

Nicolette D. Parrish, 48  Vice-President;           Senior legal assistant and assistant secretary of
                          Assistant Secretary       the Adviser

Sharon R. Robertson, 36   Controller                Accounting manager for the Adviser's Mutual Funds
                                                    division

Janet B. Rysz, 42         Assistant Secretary       Senior legal assistant and assistant secretary of the
                                                    Adviser

Thomas C. Theobald, 61(3) Trustee/Manager           Managing director, William Blair Capital Partners
                                                    (private equity fund) since 1994; chief executive
                                                    officer and chairman of the Board of Directors of
                                                    Continental Bank Corporation prior thereto

Scott E. Volk, 27         Treasurer                 Financial reporting manager for the Adviser's Mutual
                                                    Funds division since Oct. 1997; senior auditor with
                                                    Ernst & Young LLP from Sept. 1993 to April 1996 and
                                                    from Oct. 1996 to Sept. 1997; financial analyst with
                                                    John Nuveen & Company Inc. from May 1996 to Sept. 1996

Heidi J. Walter, 31       Vice President; Secretary Vice President of the Adviser since March 1998; senior legal counsel for the Adviser since Feb. 1998; legal
                                                    counsel for the Adviser from March 1995 to Jan. 1998;
                                                    associate with Beeler Schad & Diamond PC (law firm)
                                                    prior thereto

Margaret O. Zwick, 32     Assistant Treasurer       Project manager for the Adviser's Mutual Funds division
                                                    since April 1997; compliance manager from Aug. 1995 to
                                                    April 1997; compliance accountant, Jan. 1995 to July
                                                    1995; section manager, Jan. 1994 to Jan. 1995;
                                                    supervisor prior thereto

____________________
(1) Trustee who is an "interested person" of the Fund and of the Adviser, as defined in the Investment Company Act of 1940.
(2) Member of the Executive Committee of the Board of Trustees, which is authorized to exercise all powers of the Board with certain statutory exceptions.
(3) Member of the Audit Committee of the Board, which makes recommendations to the Board regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit.
(4) Officer of the Fund but not the Portfolio.

     Certain of the trustees and officers of the Fund and the Portfolio are trustees or officers of other investment companies managed by the Adviser. The address of Mr. Boyd is 2900 Golf Road, Rolling Meadows, IL 60008; that of Mr. Cook is 600 Atlantic Avenue, Boston, MA 02210; that of Mr. Hacker is P.O. Box 66100, Chicago, IL 60666; that of Ms. Kelly is Three First National Plaza, Chicago, IL 60602; that of Mr. Nelson is Department of Economics, University of Washington, Seattle, WA 98195; that of Mr. Theobald is Suite 3300, 222 West Adams Street, Chicago, IL 60606; and that of the officers is One South Wacker Drive, Chicago, IL 60606.


     Officers and trustees affiliated with the Adviser serve without any compensation from the Fund. In compensation for their services to the Fund, trustees who are not "interested persons" of the Fund or the Adviser are paid an annual retainer plus an attendance fee for each meeting of the Board or Standing Committee attended. The Fund has no retirement or pension plan. For the period from the start of business on Nov. 20, 1998 to June 30, 1999, the end of the Fund's current fiscal year, it is estimated that the trustees will earn the following compensation in their capacities as trustees:




                                          Compensation from the
                                          Stein Roe Fund Complex*
                                          -----------------------
                  Aggregate Compensation     Total       Average
Name of Trustee       from the Trust      Compensation  Per Series
------------------- --------------------  ------------  ----------
Thomas. W. Butch          -0-                 -0-          -0-
Lindsay Cook              -0-                 -0-          -0-
John A. Bacon, Jr.       $700               $49,700       $1,035
William W. Boyd          $700               $49,700       $1,035
Douglas A. Hacker        $700               $49,700       $1,035
Janet Langford Kelly     $700               $49,700       $1,035
Charles R. Nelson        $700               $49,700       $1,035
Thomas C. Theobald       $700               $49,700       $1,035
____________
*As of the date hereof, the Stein Roe Fund Complex consisted of the Fund, the Portfolio for which the trustees serve on the Board of Managers, Stein Roe Institutional Floating Rate Income Fund, and the following series of open-end funds: four series of Stein Roe Income Trust, four series of Stein Roe Municipal Trust, 11 series of Stein Roe Investment Trust, 10 series of Stein Roe Advisor Trust, one series of Stein Roe Trust, 13 series of SR&F Base Trust, and five series of SteinRoe Variable Investment Trust.

                       PRINCIPAL SHAREHOLDERS

     As of the date of this Prospectus, the Adviser owns 100% of the issued and outstanding Shares and, until the Fund completes the public offering of its Shares, the Adviser will be deemed to control the Fund under the 1940 Act.

                    INVESTMENT ADVISORY SERVICES

     The Adviser provides administrative services to the Fund and the Portfolio and portfolio management services to the Portfolio. The Adviser is a wholly owned subsidiary of SteinRoe Services Inc., which is a wholly owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which is a majority owned subsidiary of LFC Holdings, Inc., which is a wholly owned subsidiary of Liberty Mutual Equity Corporation, which is a wholly owned subsidiary of Liberty Mutual Insurance Company. Liberty Mutual Insurance Company is a mutual insurance company, principally in the property/casualty insurance field, organized under the laws of Massachusetts in 1912.

     The directors of the Adviser are Kenneth R. Leibler, C. Allen Merritt, Jr., Thomas W. Butch, and Hans P. Ziegler. Mr. Leibler is President and Chief Executive Officer of Liberty Financial; Mr. Merritt is Chief Operating Officer of Liberty Financial; Mr. Butch is President of the Adviser's Mutual Funds division; and Mr. Ziegler is Chief Executive Officer of the Adviser. The business address of Messrs. Leibler and Merritt is Federal Reserve Plaza, Boston, MA 02210; and that of Messrs. Butch and Ziegler is One South Wacker Drive, Chicago, IL 60606.

     The Adviser and its predecessor have been providing investment advisory services since 1932. The Adviser acts as investment adviser to wealthy individuals, trustees, pension and profit sharing plans, charitable organizations, and other institutional investors. As of June 30, 1998, the Adviser managed over $29.1 billion in assets: over $11.2 billion in equities and over $17.9 billion in fixed income securities (including $1.7 billion in municipal securities). The $29.1 billion in managed assets included over $9.3 billion held by open-end mutual funds managed by the Adviser (approximately 14% of the mutual fund assets were held by clients of the Adviser). These mutual funds were owned by over 289,000 shareholders. The $9.3 billion in mutual fund assets included over $748 million in over 42,000 IRA accounts. In managing those assets, the Adviser utilizes a proprietary computer-based information system that maintains and regularly updates information for approximately 9,000 companies. The Adviser also monitors over 1,400 issues via a proprietary credit analysis system. At June 30, 1998, the Adviser employed 18 research analysts and 55 account managers. The average investment-related experience of these individuals was 24 years.

     Please refer to the descriptions of the Adviser, the management and administrative agreements, fees, expense limitations, and transfer agency services under "Management of the Fund" and "Fund Expenses" in the Prospectus, which are incorporated herein by reference.

     The Adviser provides office space and executive and other personnel to the Fund and bears any sales or promotional expenses. The Fund pays all expenses other than those paid by the Adviser, including but not limited to printing and postage charges, securities registration and custodian fees, and expenses incidental to its organization.

     The Fund's administrative agreement provides that the Adviser shall reimburse the Fund to the extent that total annual expenses of the Fund (including fees paid to the Adviser, but excluding taxes, interest, brokers' commissions and other normal charges incident to the purchase and sale of portfolio securities, and expenses of litigation to the extent permitted under applicable state law) exceed the applicable limits prescribed by any state in which Shares of the Fund are being offered for sale to the public; however, such reimbursement for any fiscal year will not exceed the amount of the fees paid by the Fund under that agreement for such year. In addition, in the interest of further limiting the Fund's expenses, the Adviser may voluntarily waive its fees and/or absorb certain expenses for the Fund, as described in the Prospectus under "Fund Expenses." Any such reimbursements will enhance the yield of the Fund.

     The management agreement provides that neither the Adviser nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Portfolio or any shareholder of the Portfolio for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the agreement.

     Any expenses that are attributable solely to the organization, operation, or business of the Fund shall be paid solely out of the Fund's assets. Any expenses incurred by the Fund that are not solely attributable to the Fund are apportioned in such manner as the Adviser determines is fair and appropriate, unless otherwise specified by the Board.

Bookkeeping and Accounting

     Pursuant to a separate agreement with the Fund, the Adviser receives a fee for performing certain bookkeeping and accounting services for the Fund. For these services, the Adviser receives an annual fee of $25,000 plus .0025 of 1% of average net assets over $50 million.

                            DISTRIBUTOR

     Shares of the Fund are distributed by Liberty Securities Corporation ("Distributor"), 100 Manhattanville Road, Purchase, NY 10577, under a Distribution Agreement (the "Agreement"). The Distributor is a subsidiary of Colonial Management Associates, Inc., which is an indirect subsidiary of Liberty Financial. The Agreement continues in effect from year to year, provided such continuance is approved annually (1) by a majority of the Board or by a majority of the outstanding voting securities of the Fund, and (2) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. The Fund has agreed to pay all expenses in connection with registration of its Shares with the Securities and Exchange Commission and auditing and filing fees in connection with registration of its Shares under the various state blue sky laws and assumes the cost of preparation of the prospectus and other expenses.

     As agent, the Distributor offers Shares of the Fund to investors in states where the Shares are qualified for sale, at net asset value, without sales commissions or other sales load to the investor. No sales commission or "12b-1" payment is paid by the Fund. The Distributor offers the Fund's Shares only on a best-efforts basis.

                         TRANSFER AGENT

     Liberty Funds Services, Inc. ("LFS") performs certain transfer agency services for the Fund, as described under "Management of the Fund" in the Prospectus. For performing these services, the Fund pays LFS a fee at the annual rate of 0.05 of 1% of its average daily net assets. The Board believes the charges by LFS to the Fund are comparable to those of other companies performing similar services. (See "Investment Advisory Services.") Under a separate agreement, SSI also provides certain investor accounting services to the Portfolio.

                           CUSTODIAN

     State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, MA 02101, is the custodian for the Fund and the Portfolio. It is responsible for holding all securities and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses, and performing other administrative duties, all as directed by authorized persons. The Bank does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses.

     The Fund may invest in obligations of the Bank and may purchase or sell securities from or to the Bank.

                      INDEPENDENT AUDITORS

     The independent auditors for the Fund and the Portfolio are Ernst & Young LLP, 233 South Wacker Drive, Chicago, IL 60606. The independent auditors audit and report on the annual financial statements, review certain regulatory reports and the federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so.

                    PORTFOLIO TRANSACTIONS

     The Adviser places the orders for the purchase and sale of portfolio securities and options and futures contracts. Purchases and sales of portfolio securities are ordinarily transacted with the issuer or with a primary market maker acting as principal or agent for the securities on a net basis, with no brokerage commission. Transactions placed through dealers reflect the spread between the bid and asked prices. Occasionally, the Portfolio may make purchases of underwritten issues at prices that include underwriting discounts or selling concessions.

     The Adviser's overriding objective in selecting brokers and dealers to effect portfolio transactions is to seek the best combination of net price and execution. The best net price, giving effect to brokerage commission, if any, is an important factor in this decision; however, a number of other judgmental factors may also enter into the decision. These factors include the Adviser's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being purchased or sold; the size of the transaction; the desired timing of the transaction; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others considered; the Adviser's knowledge of the financial condition of the broker or dealer selected and such other brokers and dealers; and the Adviser's knowledge of actual or apparent operation problems of any broker or dealer. Recognizing the value of these factors, the Adviser may cause a client to pay a brokerage commission in excess of that which another broker may have charged for effecting the same transaction.

     The Adviser has established internal policies for the guidance of its trading personnel, specifying minimum and maximum commissions to be paid for various types and sizes of transactions and effected for clients in those cases where the Adviser has discretion to select the broker or dealer by which the transaction is to be executed. Transactions which vary from the guidelines are subject to periodic supervisory review. These guidelines are reviewed and periodically adjusted, and the general level of brokerage commissions paid is periodically reviewed by the Adviser. Evaluations of the reasonableness of brokerage commissions, based on the factors described in the preceding paragraph, are made by the Adviser's trading personnel while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by the Adviser, and reports are made annually to the Board of Trustees.

     Where more than one broker or dealer is believed to be capable of providing a combination of best net price and execution with respect to a particular portfolio transaction, the Adviser often selects a broker or dealer that has furnished it with investment research products or services such as: economic, industry or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized data bases; quotation equipment and services; research or analytical computer software and services; or services of economic and other consultants. Such selections are not made pursuant to any agreement or understanding with any of the brokers or dealers. However, the Adviser does in some instances request a broker to provide a specific research or brokerage product or service which may be proprietary to the broker or produced by a third party and made available by the broker and, in such instances, the broker in agreeing to provide the research or brokerage product or service frequently will indicate to the Adviser a specific or minimum amount of commissions which it expects to receive by reason of its provision of the product or service. The Adviser does not agree with any broker to direct such specific or minimum amounts of commissions; however, the Adviser does maintain an internal procedure to identify those brokers who provide it with research products or services and the value of such products or services, and the Adviser endeavors to direct sufficient commissions on client transactions (including commissions on transactions in fixed income securities effected on an agency basis and, in the case of transactions for certain types of clients, dealer selling concessions on new issues of securities) to ensure the continued receipt of research products or services the Adviser feels are useful.

     In a few instances, the Adviser receives from brokers products or services which are used by the Adviser both for investment research and for administrative, marketing, or other non-research or brokerage purposes. In such instances, the Adviser makes a good faith effort to determine the relative proportion of its use of such product or service which is for investment research or brokerage, and that portion of the cost of obtaining such product or service may be defrayed through brokerage commissions generated by client transactions, while the remaining portion of the costs of obtaining the product or service is paid by the Adviser in cash. The Adviser may also receive research in connection with selling concessions and designations in fixed income offerings.

     The Fund does not believe it pays brokerage commissions higher than those obtainable from other brokers in return for research or brokerage products or services provided by brokers. Research or brokerage products or services provided by brokers may be used by the Adviser in servicing any or all of the clients of the Adviser and such research products or services may not necessarily be used by the Adviser in connection with client accounts which paid commissions to the brokers providing such products or services.

               ADDITIONAL INCOME TAX CONSIDERATIONS

     The Fund and the Portfolio intend to comply with the special provisions of the Internal Revenue Code that relieve the Fund and the Portfolio, as applicable, of federal income tax to the extent of their respective net investment income and capital gains currently distributed to their respective shareholders.

     Because capital gain distributions reduce net asset value, if a shareholder purchases Shares shortly before a record date, he will, in effect, receive a return of a portion of his investment in such distribution. The distribution would nonetheless be taxable to him, even if the net asset value of Shares were reduced below his cost. However, for federal income tax purposes the shareholder's original cost would continue as his tax basis.

     The Fund expects that none of its dividends will qualify for the deduction for dividends received by corporate shareholders.

                     INVESTMENT PERFORMANCE

     The Fund may quote yield figures from time to time. The "Yield" of the Fund is computed by dividing the net investment income per share earned during a 30-day period (using the average number of shares entitled to receive dividends) by the net asset value per share on the last day of the period. The Yield formula provides for semiannual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

                                                        6
The Yield formula is as follows:  YIELD = 2[((a-b/cd) +1)  -1].

 Where:  a  =  dividends and interest earned during the period
              (For this purpose, the Fund will recalculate the
               yield to maturity based on market value of each portfolio security on each business day on which net value is calculated.)
         b  =  expenses accrued for the period (net of
               reimbursements).
         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
         d = the ending net asset value of the Fund for the period.

     The Fund may quote total return figures from time to time. A "Total Return" on a per share basis is the amount of dividends received per share plus or minus the change in the net asset value per share for a period. A "Total Return Percentage" may be calculated by dividing the value of a share at the end of a period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an "Average Annual Total Return" may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the ending redeemable value.

                                                                n
Average Annual Total Return is computed as follows: ERV = P(1+T)

 Where:   P  =  a hypothetical initial payment of $1,000
          T  =  average annual total return
          n  =  number of years
        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period at the end of the period (or fractional portion thereof).

     The Fund may provide information about the Advisor and its affiliates and other related funds in sales material or advertisements provided to investors or prospective investors. Sales materials or advertisements also may provide information on the use of investment professionals by investors. For further information, see "Performance Information" in the Prospectus.

     Related Securities. For a description of the ratings applied by Moody's and S&P to short-term securities, please refer to the Appendix to the Prospectus. The rated short-term securities described under Investment Policies above include securities given a rating conditionally by Moody's or provisionally by S&P. If the rating of a security held by the Portfolio is withdrawn or reduced, the Portfolio is not required to sell the security, but the Adviser will consider such fact in determining whether the Portfolio should continue to hold the security.

                        FINANCIAL STATEMENTS

     Following are the audited financial statements for the initial capitalization of the Fund and the report of Ernst & Young LLP dated November 12, 1998.

      Stein Roe Institutional Floating Rate Income Fund
                 Statement of Net Assets
                    November 12, 1998

Assets:
        Cash                                    $100,000
                                                ========
Capital:
        Paid in Capital (net assets)            $100,000
                                                ========

Shares Outstanding (Unlimited number authorized)  10,000
Net Asset Value (Capital) Per Share               $10.00


               NOTES TO STATEMENT OF NET ASSETS

Note 1. Organization:

     Stein Roe Institutional Floating Rate Income Fund (the "Fund") is a newly organized non-diversified closed-end management investment company. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund is engaged in a continuous public offering of its shares at the next determined net asset value per share without a sales charge. Each calendar quarter, the Fund intends to make a tender offer to repurchase a portion of the outstanding shares from shareholders. The Fund will seek to achieve its objective by investing its net investable assets in Stein Roe Floating Rate Limited Liability Company (the "Portfolio"), a non-diversified, closed-end management investment company, which has the same objective as the Fund, rather than investing directly in and managing its own portfolio of securities.
     The Fund is inactive except for matters relating to its organization and registration, as a closed-end investment company under the Investment Company Act of 1940, and the sale of 10,000 shares of the Fund for $100,000 to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, wholly owned subsidiary of Liberty Financial Companies, Inc. Organizational costs will be borne by the Adviser.

Note 2.  Transactions with Affiliates:

     Upon commencement of investment operations, the Adviser will receive a management fee from the Portfolio computed and accrued daily, based on an annual rate of 0.850% of average daily net assets. The Adviser will also receive an administrative fee from the Fund, computed and accrued daily, at an annual rate of 0.250% of average daily net assets. The Adviser has undertaken to reimburse the Fund for its operating expenses to the extent that such expenses exceed 0.90% of its average annual net assets. This commitment expires on October 31, 1999. Thereafter, the Adviser may terminate the commitment on 30 days' notice to the Fund.

                  REPORT OF INDEPENDENT AUDITORS


The Board of Trustees
Stein Roe Institutional Floating Rate Income Fund


We have audited the accompanying statement of net assets of Stein Roe Institutional Floating Rate Income Fund as of November 12, 1998. This statement of net assets is the responsibility of the Fund's management. Our responsibility is to express an opinion on this statement of net assets based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of net assets is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of net assets. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of net assets presentation. We believe that our audit of the statement of net assets provides a reasonable basis for our opinion.

In our opinion, the statement of net assets referred to above presents fairly, in all material respects, the financial position of Stein Roe Institutional Floating Rate Income Fund at November
12, 1998, in conformity with generally accepted accounting principles.



                                       ERNST & YOUNG LLP

Chicago, Illinois
November 12, 1998